As filed with the Securities and Exchange Commission on February 7, 2002

                           Registration No. 333-29289

                                File No. 811-8255

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-1A

                                                                 --
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |__|
                                                                 --
      Pre-Effective Amendment No. ______                        |__|
                                                                 --
      Post-Effective Amendment No.    21                        | X|
                                                                 --
                                     and/or

                                                                 --
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |__|
                                                                 --
      Amendment No.    22                                       | X|
                                                                 --
                        (Check appropriate box or boxes)


                              THE WORLD FUNDS, INC.
           ----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

             1500 Forest Avenue, Suite 223, Richmond, Virginia 23229
           ----------------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)

                                 (800)-527-9525
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code

                           Steven M. Felsenstein, Esq.
                             Greenberg Traurig, LLP
                               2001 Market Street
                            2700 Two Commerce Square
                             Philadelphia, PA 19103
                   -------------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Upon effectiveness of this Post-Effective Amendment. It is proposed that this filing will become effective (check appropriate box)
       --
      |   | immediately upon filing pursuant to paragraph (b)
       --
      |   | on _______________ pursuant to paragraph (b)(1)(iii)
       --
      | X | 60 days after filing pursuant to paragraph (a)(I)
       --
      |  |  on _______________ pursuant to paragraph (a)(I)
       --
      |   | 75 days after filing pursuant to paragraph (a)(2)
       --
      |  |  on (date) pursuant to paragraph (a)(2) of Rule 485.
       --

If appropriate, check the following box:

       --
      |__| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities  Being  Registered:  shares of  Common Stock

THE WORLD FUNDS, INC.

Newby Fund

PROSPECTUS

Prospectus dated ____________________, 2002
















This Prospectus describes the Newby Fund (the "Fund"), a series of The World Funds, Inc. (the Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio.












As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this Prospectus. It is a criminal offense to suggest otherwise.

                               RISK/RETURN SUMMARY

Investment Objective:  Capital appreciation

Principal Investment
Strategies:            Under normal circumstances, the Fund will invest at least
                       65% of its net assets in common stocks or securities convertibleinto common stocks, such as warrants, convertible bonds, debentures or convertible preferred stock.

Principal  Risks:      The principal risk of investing in the Fund is that the
                       value of its investments are subject to market, economic, business, interest rate and credit risk that may cause the Net Asset Value ("NAV") to fluctuate over time. Therefore, the value of your investment in the Fund could decline and you could lose money. There is no assurance that the investment adviser will achieve the Fund's objective of capital appreciation.

                       The Fund operates as a non-diversified fund for purposes of the Investment Company Act of 1940, as amended (the 1940 Act"). This means that the Fund may invest a larger portion of its assets in small number of securities. This may cause themarket action of the Fund's larger portfolio positions to havea greater impact on the Fund's NAV, which could result in increased volatility.

                       An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile:      You may want to invest in the Fund if you are seeking
                       capital appreciation and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. You should not invest in the Fund if you are not willing to accept the additional risks associated with the investment policies of the Fund. The Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

Performance
Information:           The bar chart and table below show how the Investor
                       Shares of the Fund have performed in the past and gives some indication of the risks of investing in the Investor
                       Shares of the Fund. Both assume that all dividends and distributions are reinvested. The bar chart shows how the performance of the Investor Shares of the Fund has performed for it initial calendar year of operations. The table compares the average annual total returns of the Fund for the period ended December 31, 2001 to the Standard and Poor's 500 Index and the NASDAQ Composite
                       Index. Keep in mind that past performance may not indicate how well the Fund will perform in the future.


[bar chart goes here]

Newby Fund (Investor Shares)

2001            34.67%

[end bar chart]

     During the period shown in the bar chart, the highest return for a calendar quarter was 42.40% (quarter ending June 30, 2001) and the lowest return for a calendar quarter was (25.14%) (quarter ending December 31, 2001).

                           Average Annual Total Return
                     (for the period ending December 31, 2001)
                     -----------------------------------------

                                           Since Inception
                           One Year        (January 1, 2001)
                           --------        -----------------

Investor Shares
Return Before Taxes         34.67%                34.67%

Return After Taxes
  on Distributions(1)       21.32%                21.32%

Return After Taxes on
  Distributions and Sale
  of Fund Shares(1)         20.95%                20.95%
------------------------

Standard and Poor's 500
  Stock Index(2)           (11.89%)              (11.89%)

NASDAQ Composite
   Index(3)                (20.82%)              (20.82%)

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

     The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

(2) The Standard & Poor's 500 Stock Index is an unmanaged index consisting of the common stocks of 500 publicly traded U.S. companies. The index is not adjusted to reflect deductions for fees, expenses or taxes that the SEC requires to be reflected in the Fund's performance.

(3) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and SmallCap stocks. The index is not adjusted to reflect deductions for fees, expenses or taxes that the SEC requires to be reflected in the Fund's performance.

                                FEES AND EXPENSES

     Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

     The following table describes the fees and expenses that you may pay directly or indirectly in connection with an investment in the Fund. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the Fund's average daily net assets.

Shareholder Transaction Fees (fees paid directly from your investment)

                                       Investor Class     Service Class
                                       --------------     -------------

Maximum Sales Charge (Load)               None                None
Maximum Deferred Sales Charge (Load)      2.00(1)             None
Maximum Sales Charge (Load)
 Imposed on Reinvested
 Dividends and Distributions              None                None
Redemption Fees (2)                       None                None
Exchange Fees (3)                         None                None

Estimated Annual Operating Expenses(expenses that are deducted from Fund assets)

                                       Investor Class     Service Class
                                       --------------     -------------

Advisory Fee(4)                           1.25%               1.25%
Distribution (12b-1) Fees                 None                0.75%(5)
Service Fees(6)                           0.25%               0.25%
Other Expenses                           16.99%              16.99%(7)
                                         ------              ------
Total Annual Fund Operating Expenses     18.49%              19.24%
Fee Waiver and/or Expense
  Reimbursements(8)                      16.49%              16.49%
                                         ------              ------
Net Expenses                              2.00%               2.75%

1)   A 2.00% fee is  charged  on  shares  held less  than  three  hundred  sixty
     (360)days.

2) A shareholder electing to redeem shares by telephone request may be charged $10 for each such redemption request.

3)   A shareholder may be charged a $10 fee for each telephone redemption.

4) If the Fund significantly outperforms or under performs the Russell 3000 Index after the first full year, the advisory fee may increase or decrease by up to 1% (Please see section entitled "Investment Adviser" for additional information).

5) The Company has approved a Plan of Distribution for its Service Class Shares pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, (the "1940 Act") providing for the payment of distribution fees to the distributor for the Fund ("12b-1 Plan"). Service Class Shares pay a maximum distribution fee of 0.75% of average daily net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges. See "Rule 12b-1 Fees".

6) The Fund has adopted a Shareholder Services Plan pursuant to which the Fund may pay fees of up to 0.25% of the net asset value for each class of shares to financial intermediaries that agree to provide services to customers. For additional information concerning the terms of the Shareholder Services Plan and related service agreements with financial intermediaries, see "Purchasing Shares - Classes of Shares."

7) Because the Service Class shares of the Fund have not yet been offered, "Other Expenses" are based on estimated amounts for the current fiscal year.

8) In the interest of limiting expenses of the Fund, Commonwealth Capital Management, LLC (the "Adviser") has entered into a contractual expense limitation agreement with the Fund. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses until November 30, 2002 so that the ratio of total annual operating expenses for the Fund's Investor Class shares is limited to 2.00% and 2.75% for Service Class shares. The Adviser MAY be entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund. The total amount of reimbursement recoverable by the Adviser is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid.

Example:

     The following expense example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of the periods indicated. The example assumes that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the example is for comparison only.

Based on these assumptions, your costs would be:

                             1 Year    3 Years    5 Years   10 Years
                             ------    -------    -------   --------

Investor Class Shares        $340      $3,608     $6,054    $9,805
Service Class Shares         $414      $3,763     $6,226    $9,897

                            OBJECTIVES AND STRATEGIES

     The Fund's investment objective is to achieve capital appreciation. The Fund seeks to achieve its objective by investing in a non-diversified portfolio consisting primarily of equity securities, and securities that are convertible into common stocks and warrants. Although the Fund will invest the majority of its assets in common stock of U.S. issuers, the Fund may also invest in the common stock of foreign issuers in the form of ADRs. The Fund may engage in short-selling and in borrowing to fund the purchase of securities. The Fund's investment adviser may exercise a flexible strategy in the selection of securities, not limited by investment style or by the issuer's location, size, market capitalization, or industry sector. It invests primarily in the securities of companies that the investment adviser believes will give the Fund an investment advantage. The Fund may select its investments from companies which are listed on a securities exchange or from companies whose securities have an established over-the-counter market, and may make limited investments in "thinly traded" securities.

     The Fund may invest indirectly in securities through sponsored and unsponsored ADRs. ADRs are depositary receipts typically issued by a U.S. bank or trust company evidencing ownership of underlying foreign securities. Depositary receipts may not necessarily be denominated in the same currency of the underlying securities into which they may be converted. For purposes of the Fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities.

     The Fund may invest in companies with small market capitalization (i.e., less than $250 million) or companies that have relatively small revenues, limited product lines, and a small share of the market for their products or services (collectively, "small companies"). Small companies are also characterized by the following: (1) they may lack depth of management; (2) they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms; and (3) they may be developing or marketing new products or services for which markets are not yet established and may never become established.

     The Fund may invest in securities involving special circumstances, such as initial public offerings, companies with new management or management reliant on one or a few key people, special products and techniques, limited or cyclical product lines, markets or resources or unusual developments, such as mergers, liquidations, bankruptcies or leveraged buyouts.

     In addition to common stocks and securities that are convertible into common stocks, the Fund may invest in shares of closed-end investment companies which invest in securities that are consistent with the Fund's objectives and strategies. By investing in other investment companies, the Fund indirectly pays a portion of the expenses and brokerage costs of these companies as well as its own expenses. Also, federal and state securities laws impose limits on such investments, which may affect the ability of the Fund to purchase or sell these shares.

                                      RISKS

Stock Market Risk

     The Fund is subject to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or long periods. Because stock prices tend to fluctuate, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the investment adviser in evaluating, selecting and monitoring the portfolio assets. If the investment adviser's conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Non-diversification

     The Fund is non-diversified under the 1940 Act. However, because it intends to qualify as a "regulated investment company" for purposes of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must meet certain diversification requirements. These include the requirement that at the end of each tax year quarter, at least 50% of the market value of its total assets must be invested in cash, cash equivalents, U.S. government securities and securities of issuers (including foreign governments), in which it has invested not more than 5% of its assets. A regulated investment company is also limited in its purchases of voting securities of any issuer and may invest no more than 25% of the value of its total assets in securities (other than U.S. government securities) of any one issuer or of two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses.

Concentration

     In addition, the Fund may invest more than 25% of its assets in what may be considered a single industry sector or several closely related industries.
Accordingly, the Fund may be more susceptible to the effects of adverse economic, political or regulatory developments affecting a single issuer or industry sector than funds that diversify to a greater extent.

Leverage Risk

     When the Fund borrows money to buy securities, it is engaging in a practice known as "leveraging". Leveraging may result from ordinary borrowings, or may be inherent in the structure of certain Fund investments. If the prices of those securities decrease, or if the cost of borrowing exceeds any increases in the prices of those securities, the NAV of the Fund's shares will decrease faster than if the Fund had not used leverage. To repay borrowing, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. Interest on borrowings is an expense the Fund would not otherwise incur.

Short Sale Risk

     When the Fund sells a security short, it borrows the security in order to enter into the short sale transaction, and the proceeds of the sale may be used by the Fund as collateral for the borrowing to the extent necessary to meet margin requirements. The Fund may also be required to pay a premium to borrow the security. The Fund is also required to maintain a segregated account with a broker or a custodian consisting of cash or highly liquid securities. Until the borrowed security is replaced, the Fund will maintain this account at a level so that the amount deposited in the account, plus the collateral deposited with the broker, will equal the current market value of the securities sold short.

Foreign Investing

     The Fund's investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries. Investments in foreign companies often are made in the foreign currencies, subjecting the investor to the risk of currency devaluation or exchange rate risk. In addition, many foreign securities markets have substantially less trading volume than the U.S. markets, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

American Depositary Receipts

     In addition to the risk of foreign investments applicable to the underlying securities, unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current. Please refer to the Statement of Additional Information (the "SAI") for more information on ADRs.

Small Companies

     Historically, stocks of small companies have been more volatile than stocks of larger companies and are, therefore, more speculative than investments in larger companies. Among the reasons for the greater price volatility are the following: (1) the less certain growth prospects of smaller companies; (2) the lower degree of liquidity in the markets for such stocks; and (3) the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Due to these and other factors, small companies may suffer significant losses, as well as realize substantial growth. Thus, securities of small companies present greater risks than securities of larger, more established companies. You should therefore expect that the value of Fund shares to be more volatile than the shares of mutual fund investing primarily in larger company stocks.

     Investments in small or unseasoned companies or companies with special circumstances often involve much greater risk than are inherent in other types of investments, because securities of such companies may be more likely to experience unexpected fluctuations in prices.

Initial Public Offerings

     The Fund seeks to participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributed to IPO investments; the impact on the Fund's performance of IPO investments will be magnified if the Fund has a small asset base. Although the IPO market in recent years has been strong, there is no guarantee that it will continue to be so or that suitable IPO's will be available and, as the Fund's assets grow, there is no guarantee that the impact of IPO investing will produce positive performance.

Portfolio Turnover

     Although the Fund does not generally intend to invest for the purpose of seeking short-term profits, the Fund's investments may be changed when circumstances warrant, without regard to the length of time a particular security has been held. It is expected that the Fund will have an annual portfolio turnover rate that may exceed 100%. A 100% turnover rate would occur if all the Fund's portfolio investments were sold and either repurchased or replaced within a year. A high turnover rate (100% or more) results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

Temporary Defensive Positions

     When the investment adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements (for the risks involved in repurchase agreements see the SAI). For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When a Fund is in a temporary defensive position, it is not pursuing its stated investment policies. The investment adviser decides when it is appropriate to be in a defensive position. It is impossible to predict how long such defensive strategies will be utilized.

                                   MANAGEMENT

The Company

     The World Funds, Inc. was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund". The Company has retained an adviser to manage all aspects of the investments of the Fund.

Investment Adviser

     Commonwealth Capital Management, LLC, located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, manages the assets of the Fund. John Pasco, III, Chairman of the Board of the Company, owns 100% of the Adviser, and is its President, Treasurer and a Director. The Adviser is a newly formed company and its only client is the Fund. The Adviser manages all aspects of the Fund, seeking at all times to maximize capital appreciation of the Fund's investments on behalf of its shareholders.

     Although the Adviser, as a new company, has had no experience managing a mutual fund prior to managing the Fund, the owner of the Adviser has had significant experience in management of mutual funds and other pooled investment vehicles in the U.S. and Europe.

     Stephen Goddard has been the portfolio manager of the Fund since October 2, 2001 and has been portfolio manager of The New Market Fund, another series of the Company, since its inception on October 1, 1998. Mr. Goddard has fourteen years experience in senior portfolio management, security analysis and finance.

     Under the Advisory Agreement, the Adviser provides the Fund with investment management services, subject to the supervision of the Board of Directors, and with office space, and pays the ordinary and necessary office and clerical expenses relating to investment research, statistical analysis, supervision of the Fund's portfolio and certain other costs. The Adviser also bears the cost of fees, salaries and other remuneration of The World Funds' directors, officers or employees who are officers, directors, or employees of the Adviser. The Fund is responsible for all other costs and expenses, such as, but not limited to, brokerage fees and commissions in connection with the purchase and sale of securities, legal, auditing, bookkeeping and record keeping services, custodian and transfer agency fees and fees and other costs of registration of the Fund's shares for sale under various state and federal securities laws.

     For the advisory services provided by the Adviser to the Fund, the Adviser is entitled to receive a base advisory fee payable monthly and calculated at the annual rate of 1.25% of the Fund's daily net assets (the "Base Fee"). After the Fund has completed one full year of investment operations, the Base Fee will be adjusted each month if the investment performance of the Fund exceeds or fails to meet certain performance criteria. The maximum increase or decrease in the fee to be paid during each succeeding month will be 1.00% per annum, in steps of 0.25%. No increase or decrease will occur unless the Fund outperforms or under-performs the specified index by more than 2.00% per annum.

     The performance of the Fund will be measured against the performance of the Russell 3000 Index (the "Index"). Once the performance of the Fund for the preceding twelve-month period exceeds the performance of the Index by 2.00% the monthly fee will increase by 0.25% per annum for each additional percentage point in excess of 2.00%. Likewise, once the performance of the Fund lags the performance of the Index by 2.00% the monthly fee will be decreased by 0.25% per annum for each additional percentage point the investment record of the Index exceeds the performance of the Fund. This adjustment is referred to as the "Fee Adjustment." The maximum or minimum Fee Adjustment, if any, will be 1.00% annually. Therefore, the maximum annual fee payable to the Adviser will be 2.25% of average daily net assets and the minimum annual fee will be 0.25%. During the first twelve months of operations, the advisory fee will be charged at the Base Fee of 1.25% with no performance adjustment.

     In determining the Fee Adjustment, if any, applicable during any month, the Adviser will compare the investment performance of the Fund for the twelve-month period ending on the last day of the prior month (the "Performance Period") to the investment record of the Index during the Performance Period. The investment performance of the Fund will be determined by adding together (1) the change in the NAV during the Performance Period; (2) the value of cash distributions made by the Fund to shareholders to the end of the Performance Period; and (3) the value of capital gains per share, if any, paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period, and will be expressed as a percentage of its net asset value per share at the beginning of the performance Period. The investment record of the Index will be determined by adding together (1) the change in the level of the Index during the Performance Period; and (2) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the Performance Period, and will be expressed as a percentage of the Index at the beginning of such period.

     After it determines any Fee Adjustment, the Fund will determine the dollar amount of additional fees or fee reductions to be accrued for each day of a month by multiplying the Fee Adjustment by the average daily net assets of the Fund during the Performance Period and dividing that number by the number of days in the Performance Period. The advisory fee is accrued daily and paid monthly.

     The following table illustrates the calculation of the fee rates if the Fund outperforms the Russell 3000 Index:

Performance over
Russell 3000 Index        Advisory Fee
-------------------       ------------

      2.00%               1.25% (no increase in Base Fee)
      4.00%               1.50%
      6.00%               1.75%
      8.00%               2.00%
     10.00%               2.25%

     The following table illustrates the calculation of the fee rate if the Fund under performs the Russell 3000 Index:

Performance under
Russell 3000 Index        Advisory Fee
------------------        ------------

      2.00%               1.25% (no decrease in Base Fee)
      4.00%               1.00%
      6.00%               0.75%
      8.00%               0.50%
     10.00%               0.25%

     The Russell 3000 Index consists of 3,000 stocks, primarily issued by U.S. companies, that includes issues of all sizes , from large to small capitalization companies. The Index is not managed; therefore, its performance does not reflect management fees and other expenses associated with the Fund.

     If the directors determine at some future date that another securities index is a better representative of the composition of the Fund than is the Russell 3000 Index, the directors may change the securities index used to compute the Fee Adjustment. If the directors do so, the new securities index (the "New Index") will be applied prospectively to determine the amount of the Fee Adjustment. The Index will continue to be used to determine the amount of the Fee Adjustment for that part of the Performance Period prior to the effective date of the New Index. A change in the Index will be submitted to shareholders for their approval unless the U. S. Securities and Exchange Commission (the "SEC") determines that shareholder approval is not required.

     The amount the Fund will pay to the Adviser in performance fees is not susceptible to estimation, since it depends upon the future performance of the Fund and the Index.

     In the interest of limiting expenses of the Fund, the Adviser has entered into an expense limitation agreement with the Fund. The Adviser has agreed to waive or limit its fees and to assume other expenses so that the ratio of total operating expenses of Investor Class shares of the Fund is limited to 2.00% and 2.75% for Service Class shares of the Fund until November 30, 2002. The limit does not apply to interest, taxes, brokerage commissions, and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.

     The Adviser will be entitled to reimbursement of fees waived or reimbursed by the Adviser to the Fund. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous three (3) years less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board of Directors.

                             SHAREHOLDER INFORMATION

     The Fund's share price, called its NAV per share, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time) on each business day ("Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets, subtracting any liabilities and then dividing by the total number of shares outstanding.

     Shares are bought, sold or exchanged at the NAV per share next determined after a request has been received in proper form. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

     The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. ADRs will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

                                PURCHASING SHARES

Classes of Shares

     You may purchase Investor Class Shares or Service Class Shares directly from First Dominion Capital Corp. (the "Distributor") by telephoning (800) 776-5455, through brokers or dealers who are authorized by the Distributor to sell shares of the Fund, or through an authorized firm, such as a registered investment adviser, a bank or a trust company. If you invest through a third party, the policies and fees may be different from those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts. The minimum initial investment in the Fund is $5,000 and additional investments must be in amounts of $100 or more. The Fund retains the right to refuse to accept an order in certain circumstances, such as, but not limited to, orders from short-term investors such as market timers.

     Under a shareholder services plan, the Fund may pay an authorized firm up to 0.25% on an annualized basis of average daily net assets attributable to its customers who are shareholders. For this fee, the authorized firms may provide a variety of services, such as: 1) receiving and processing shareholder orders; 2) performing the accounting for the shareholder's account; 3) maintaining retirement plan accounts; 4) answering questions and handling correspondence for individual accounts; 5) acting as the sole shareholder of record for individual shareholders; 6) issuing shareholder reports and transaction confirmations; 7) executing daily investment "sweep" functions; and 8) furnishing investment advisory services.

     Because the Fund adopted the shareholder services plan to compensate authorized firms for providing the types of services described above, the Fund believes the shareholder services plan is not covered by Rule 12b-1 under the 1940 Act, which relates to payment of distribution fees. The Fund, however, follows the procedural requirements of Rule 12b-1 in connection with the implementation and administration of the shareholder services plan.

     An authorized firm generally represents in a service agreement used in connection with the shareholder services plan that all compensation payable to the authorized firm from its customers in connection with the investment of their assets in the Fund will be disclosed by the authorized firm to its customers. It also generally provides that all such compensation will be authorized by the authorized firm's customers.

     The Fund does not monitor the actual services being performed by an authorized firm under the plan and related service agreement. The Fund also does not monitor the reasonableness of the total compensation that an authorized firm may receive, including any service fee that an authorized firm may receive from the Fund and any compensation the authorized firm may receive directly from its clients.

Purchases By Mail

     For initial purchases, the account application, which accompanies this prospectus, should be completed, signed and mailed to Fund Services, Inc. (the "Transfer Agent"), 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229 together with your check payable to the Fund. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation or otherwise identify the name(s) of the registered owner(s) and taxpayer identification number(s).

Investing by Wire

     You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Fund at (800) 527-9525 or the Transfer Agent at (800) 628-4077 to advise the Fund of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application form promptly to the Transfer Agent. This application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.


                            DISTRIBUTION ARRANGEMENTS

     The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the distributor. Investment professionals who offer shares may require payments of fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this Prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

Rule 12b-1  Fees

     The Board of Directors has adopted a Plan of Distribution for the Fund's Service Class Shares pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Plan"). Pursuant to the Rule 12b-1 Plan, the Fund may finance certain activities or expenses that are intended primarily to result in the sale of its shares. The Fund finances these distribution activities through payments made to the distributor. The fee ("Rule 12b-1 fee") paid to the distributor on the Service Class Shares is paid monthly computed at an annualized rate reflecting the average daily net assets of the Service Class Shares, up to a maximum of 0.75% for Service Class Share expenses. (The Fund also has in effect a shareholder services plan under which the Fund may pay a fee of up to 0.25% to pay for certain shareholder services provided by institutions that have agreements with a distributor of shares to provide those services.) The Company may pay Rule 12b-1 fees for activities and expenses borne in the past in connection with the distribution of its shares as to which no Rule 12b-1 fee was paid because of this limitation. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

General

     The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

                                REDEEMING SHARES

     You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order (see "Signature Guarantees"). You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

     The Fund's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order, less the 2.00% fee on Investor Shares held for less than 360 days. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Fund may suspend the right to redeem shares for any period during which the NYSE is closed or the U.S. Securities and Exchange Commission (the "SEC") determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

     If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

     Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application for the account to permit the Fund to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption  by Mail

     To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last thirty (30) days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays.

Redemption by Telephone

     You may redeem your shares by telephone provided that you request this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the amount of this service fee at any time without prior notice.

Redemption  by Wire

     If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature  Guarantees

     To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial account application. Signature guarantees may be required for certain other reasons. For example, a signature guarantee may be required if you sell a large number of shares or if your address of record on the account has been changed within the last thirty (30) days.

     In the case of redemption by mail, signature guarantees must appear on either: (1) the written request for redemption; or (2) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

     The following institutions are acceptable signature guarantors: (1) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP"); (2) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (3) trust companies; (4) firms which are members of a domestic stock exchange; (5) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (6) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Proper Form

     Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small  Accounts

     Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $5,000. The Fund will advise you in writing thirty (30) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $5,000. The Fund will not close your account if it falls below $5,000 solely because of a market decline. The Company reserves the right to waive this fee.

Automatic  Investment  Plan

     Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Automatic Investment Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of Fund shares. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

Exchange  Privileges

     You may exchange all or a portion of your shares for the shares of certain other funds having different investment objectives, provided the shares of the fund you are exchanging into are registered for sale in your state of residence. Each account must meet the minimum investment requirements. Your account may be charged $10 for a telephone exchange fee. An exchange is treated as a redemption and a purchase and may result in realization of a gain or loss on the transaction.

Modification  or  Termination

     Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, a fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of a fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.


                             DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions

     Dividends from net investment income, if any, are declared annually. The Fund intends to distribute annually any net capital gains.

     Distributions will automatically be reinvested in additional shares, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

     Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

Taxes

     In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

     Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax deferred retirement account) will not be currently taxable. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

     By law, the Fund must withhold 31% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the Internal Revenue Service (the "IRS") has notified you that you are subject to backup withholding and instructs the Fund to do so.

                           SHAREHOLDER COMMUNICATIONS

     The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9525.

                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Fund's financial highlights for the periods presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the Statement of Additional Information (the "SAI"). Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
------------------------------------------------------------------------

                                               Period ended
                                               November 30, 2001*
                                               ------------------

Per Share Operating Performance
Net asset value, beginning of period                $ 20.00
                                                    -------
Income from investment operations-
           Net investment loss                        (0.35)
      Net realized and unrealized
           gain on investments                         7.31
                                                    -------
      Total from investment operations                 6.96
                                                    -------
Net asset value, end of period                      $ 26.96
                                                    =======
Total Return                                          34.79%
Ratios/Supplemental Data
      Net assets, end of period (000's)                $221
Ratio to average net assets (A)
Expenses                                               2.00%**
Net investment loss                                   (1.25%)**

Portfolio turnover rate                              683.55%

*    Commencement of operation was January 1, 2001.

**   Annualized

(A)  Expense   reimbursements  reduced  the  expense  ratio  and  increased  net investment income ratio by 16.49% for the for the period ended November 30, 2001.

You'll find more information about the Fund in the following documents:

     The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

     For more information about the Fund, you may wish to refer to the Company's SAI dated _________________, 2002, which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the SAI by writing to The World Funds, Inc., 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (800) 527-9525 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

     Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:
publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.

(Investment Company Act File No. 811-8255)

                             THE WORLD FUNDS, INC.
                        1500 FOREST AVENUE, SUITE 223,
                           RICHMOND, VIRGINIA 23229
                                 (800) 527-9525

                       STATEMENT OF ADDITIONAL INFORMATION

                                   Newby Fund

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectus of the Newby Fund, dated ____________, 2002. You may obtain the prospectus of the Fund, free of charge, by writing to The World Funds, Inc. at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229 or by calling (800) 527-9525.

     The Fund's audited financial statements and notes thereto for the fiscal period ended November 30, 2001 and the unqualified report of Tait, Weller and Baker, the Fund's independent auditors, on such financial statements are included in the Fund's Annual Report to Shareholders for the period ended November 30, 2001 (the "Annual Report") and are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated herein. A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report, free of charge, by writing to the Fund or calling (800) 527-9525.





The date of this SAI is __________________, 2002.

                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----
General Information
Investment Objective
Strategies and Risks
Investment Restrictions
Management of the Company
Principal Securities Holders
Investment Adviser and Advisory Agreement
Management-Related Services
Portfolio Transactions
Capital Stock and Dividends
Plan of Distribution
Additional Information about Purchases and Sales
Tax Status
Investment Performance
Financial Information

                               GENERAL INFORMATION

     The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") commonly known as a "mutual fund". This SAI relates to Newby's ULTRA Fund (the "Fund"). The Fund is a separate investment portfolio or series of the Company. The Fund is a "non-diversified" series as that term is defined in the 1940 Act.

              ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

     The following information supplements the discussion of the Fund's investment objectives and policies. The Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, "majority of outstanding voting shares" means the lesser of (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Directors of the Company (the "Directors") without shareholder approval.

                              INVESTMENT OBJECTIVES

     The Fund's investment objective is capital appreciation. All investments entail some market and other risks and there is no assurance that the Fund will achieve its investment objective. You should not rely on an investment in the Fund as a complete investment program.

                              STRATEGIES AND RISKS

     The Fund invests primarily in equity securities and securities convertible into equity securities, such as warrants, convertible bonds, debentures or convertible preferred.

     The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's Prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment programs described below.

                               INVESTMENT PROGRAMS

Warrants

     The Fund may invest in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Illiquid  Securities

     The Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, the term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

American Depositary Receipts

     American Depositary Receipts ("ADRs") are receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

European Currency

     Many European countries have adopted a single European currency, the Euro. On January 1,1999, the Euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. On January 1, 2002, many national currencies were replaced by Euro coins and bank notes.

     This change is likely to significantly impact the European capital markets in which the Fund may invest and may result in the Fund facing additional risks. These risks, which include, but are not limited to, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Fund's net asset value per share.

Debt Securities

     The Fund may invest in investment grade debt securities; which are securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or BBB or higher by Standard & Poor's Ratings Group ("S&P") at the time of purchase or, unrated securities which the investment adviser believes to be of comparable quality. The Fund does not currently intend to invest more than 5% of its total assets in securities that are below investment grade or that are unrated. Securities rated as Baa or BBB are generally regarded as having adequate capacity to pay interest and repay principal.

     Debt securities consist of bonds, notes, government and government agency securities, zero coupon securities, convertible bonds, asset-backed and mortgage-backed securities, and other debt securities whose purchase is consistent with the Fund's investment objective. The Fund's investments may include international bonds that are denominated in foreign currencies, including the European Currency Unit or "Euro". International bonds are defined as bonds issued in countries other than the United States. The Fund's investments may include debt securities issued or guaranteed by supranational organizations, corporate debt securities, bank or holding company debt securities.

     The market values of debt securities are influenced primarily by credit risk and interest rate risk. Credit risk is the risk that the issuer of the security will not maintain the financial strength needed to pay principal and interest on its debt securities. Generally, the market values of fixed-rate debt securities vary inversely with the changes in prevailing interest rates. When interest rates rise, the market values of such securities tend to decline and vice versa. Although under normal market conditions longer term securities yield more than short-term securities of similar quality, longer term securities are subject to greater price fluctuations.

Temporary Defensive Positions

     When the investment adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements. For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When the Fund is in a temporary defensive position, it is not pursuing its stated investment policies.

     The investment adviser decides when it is appropriate to be in a defensive position. It is impossible to predict how long such alternative strategies will be utilized.

U.S. Government Securities

     The Fund may invest in U.S. Government Securities. The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the full faith and credit of the United States. Securities issued or guaranteed by U.S. Government agencies or U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim directly against t he United States in the event the agency or instrumentality does not meet its commitment. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision.

Repurchase Agreements

     As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements that are collateralized by U.S. Government Securities. The Fund may enter into repurchase commitments for investment purposes for periods of 30 days or more. Such commitments involve investment risks similar to those of the debt securities in which the Fund invests. Under a repurchase agreement, the Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. A purchase of securities under a repurchase agreement is considered to be a loan by a fund.

     The Adviser monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, a fund's right to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Restricted Securities

     The Fund may invest in restricted securities. Generally, "restricted securities" are securities which have legal or contractual restrictions on their resale. In some cases, these legal or contractual restrictions may impair the liquidity of a restricted security; in others, the legal or contractual restrictions may not have a negative effect on the liquidity of the security. Restricted securities which are deemed by the Investment Adviser to be illiquid will be included in the Fund's policy which limits investments in illiquid securities.

Options

     The Fund may purchase put and call options and engage in the writing of covered call options and put options on securities that meet the Fund's investment criteria, and may employ a variety of other investment techniques, such as options on futures. The Fund will engage in options transactions only to hedge existing positions, and not for purposes of speculation or leverage. As described below, the Fund may write "covered options" on securities in standard contracts traded on national exchanges, or in individually-negotiated contracted traded over-the-counter for the purpose of receiving the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options.

     Buying Call and Put Options. The Fund may purchase call options. Such transactions may be entered into in order to limit the risk of a substantial increase in the market price of the security that the Fund intends to purchase.

     Prior to its expiration, a call option may be sold in a closing sale transaction. Any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

     The Fund may purchase Put Options. By buying a put, the Fund has the right to sell the security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

     Writing (Selling) Call and Put Options. The Fund may write covered options on equity and debt securities and indices. This means that, in the case of call options, so long as the Fund is obligated as the writer of a call option, it will own the underlying security subject to the option and, in the case of put options, it will, through its custodian, deposit and maintain either cash or securities with a market value equal to or greater than the exercise price of the option.

     Covered call options written by a fund give the holder the right to buy the underlying securities from the fund at a stated exercise price. A call option written by a fund is "covered" if the fund owns the underlying security that is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the fund in cash and high grade debt securities in a segregated account with its custodian bank. The Fund may purchase securities which may be covered with call options solely on the basis of considerations consistent with the investment objectives and policies of the Fund. The Fund's turnover may increase through the exercise of a call option; this will generally occur if the market value of a "covered" security increases and the Fund has not entered into a closing purchase transaction.

     As a writer of an option, the Fund receives a premium less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price. The premium serves to mitigate the effect of any depreciation in the market value of the security. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price, the volatility of the underlying security, the remaining term of the option, the existing supply and demand, and the interest rates.

     The writer of a call option may have no control over when the underlying securities must be sold because the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Exercise of a call option by the purchaser will cause the Fund to forego future appreciation of the securities covered by the option. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security.

     Thus, during the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to a fund's ability to close out options it has written.

     The Fund may write exchange-traded call options on its securities. Call options may be written on portfolio securities, securities indices, or foreign currencies. With respect to securities and foreign currencies, the Fund may write call and put options on an exchange or over-the-counter. Call options on portfolio securities will be covered since the Fund will own the underlying securities. Call options on securities indices will be written only to hedge in an economically appropriate way portfolio securities that are not otherwise hedged with options or financial futures contracts and will be "covered" by identifying the specific portfolio securities being hedged. Options on foreign currencies will be covered by securities denominated in that currency. Options on securities indices will be covered by securities that substantially replicate the movement of the index.

     A put option on a security, security index, or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security, index, or foreign currency at the exercise price at any time during the option period. When the Fund writes a secured put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price. However, the Fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price) at any time during the option period.

     If the price of the underlying security falls below the exercise price, the Fund may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

     During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for an appreciation above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to a fund's ability to close out options it has written.

     The writer of an option who wishes to terminate his or her obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. There is also no guarantee that a fund will be able to effect a closing purchase transaction for the options it has written.

     Effecting a closing purchase transaction in the case of a written call option will permit a fund to write another call option on the underlying security with either a different exercise price, expiration date, or both. Effecting a closing purchase transaction will also permit the Fund to use cash or proceeds from the concurrent sale of any securities subject to the option to make other investments. If a fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing purchase transaction before or at the same time as the sale of the security.

     A fund will realize a profit from a closing purchase transaction if the price of the transaction is less than the premium received from writing the option. A fund will realize a loss from a closing purchase transaction if the price of the transaction is more than the premium received from writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a fund.

     Writing Over-the-Counter ("OTC") Options. A fund may engage in options transactions that trade on the OTC market to the same extent that it intends to engage in exchange traded options. Just as with exchange traded options, OTC options give the holder the right to buy an underlying security from, or sell an underlying security to, an option writer at a stated exercise price.

     However, OTC options differ from exchange traded options in certain material respects. OTC options are arranged directly with dealers and not, as is the case with exchange traded options, through a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information from market makers. Since OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, the writer of an OTC option is paid the premium in advance by the dealer.

     A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. There can be no assurance that a continuously liquid secondary market will exist for any particular option at any specific time. Consequently, a fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer.

     Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

     The staff of the U. S. Securities and Exchange Commission (the "SEC") has been deemed to have taken the position that purchased OTC options and the assets used to "cover" written OTC options are illiquid securities. The Fund will adopt procedures for engaging in OTC options transactions for the purpose of reducing any potential adverse effect of such transactions on the liquidity of the Fund.

Futures Contracts

     Even though the Fund has no current intention to invest in futures contracts, the Fund may buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions. The Fund will amend its Prospectus before engaging in such transactions.

     A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking or delivery of cash, in most cases the Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required.

     A fund will incur brokerage fees when it purchases and sells stock index futures contracts, and at the time a fund purchases or sells a stock index futures contract, it must make a good faith deposit known as the "initial margin".

     Thereafter, a fund may need to make subsequent deposits, known as "variation margin," to reflect changes in the level of the stock index. A fund may buy or sell a stock index futures contract so long as the sum of the amount of margin deposits on open positions with respect to all stock index futures contracts does not exceed 5% of the Fund's net assets.

     To the extent a fund enters into a stock index futures contract, it will maintain with its custodian bank (to the extent required by the rules of the SEC) assets in a segregated account to cover its obligations. Such assets may consist of cash, cash equivalents, or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments.

     Risks Associated With Options and Futures. Although the Fund may write covered call options and purchase and sell stock index futures contracts to hedge against declines in market value of its portfolio securities, the use of these instruments involves certain risks. As the writer of covered call options, a fund receives a premium but loses any opportunity to profit from an increase in the market price of the underlying securities above the exercise price during the option period. A fund also retains the risk of loss if the price of the security declines, though the premium received may partially offset such loss.

     Although stock index futures contracts may be useful in hedging against adverse changes in the value of a fund's portfolio securities, they are derivative instruments that are subject to a number of risks. During certain market conditions, purchases and sales of stock index futures contracts may not completely offset a decline or rise in the value of a fund's Portfolio. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of a fund's portfolio may differ substantially from the changes anticipated by the Fund when it established its hedged positions, and unanticipated price movements in a futures contract may result in a loss substantially greater than a fund's initial investment in such a contract.

     Successful use of futures contracts depends upon the investment adviser's ability to correctly predict movements in the securities markets generally or of a particular segment of a securities market. No assurance can be given that the investment adviser's judgment in this respect will be correct.

     The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions. These trading and positions limits will not have an adverse impact on a fund's strategies for hedging its securities.

Other Investments

     The Directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the Prospectus, provided such investments would be consistent with the Fund's investment objective and that such investment would not violate the Fund's fundamental investment policies or restrictions.

                             INVESTMENT RESTRICTIONS

Fundamental  Investment  Policies  and  Restrictions

     The Fund has adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of the Fund. As a matter of fundamental policy, the Fund may not:

1)   invest in companies for the purpose of exercising management or control;

2) invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets;

3)   purchase or sell commodities or commodity contracts;

4)   invest  in  interests  in  oil,  gas,  or  other  mineral   exploration  or
     development programs;

5) issue senior securities, (except the Fund may engage in transactions such as those permitted by the SEC release IC-10666);

6) act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended (the "1933 Act"), or any foreign law restricting distribution of securities in a country of a foreign issuer;

7) participate on a joint or a joint and several basis in any securities trading account;

8) purchase or sell real estate, provided that liquid securities of companies which deal in real estate or interests therein would not be deemed to be an investment in real estate;

9) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund;

10) make loans, except that the Fund may lend securities, and enter into repurchase agreements secured by U.S. Government Securities; and

In applying the fundamental policy concerning concentration:

     The percentage restriction on investment or utilization of assets is adhered to at the time an investment is made. A later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction; and

     Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:

      (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;

      (ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; and

      (iii)utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

Non-Fundamental  Policies  and  Restrictions

     In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus and elsewhere in the SAI, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Directors without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

1)   Invest more than 15% of its net assets in illiquid securities; or

2)   Engage in arbitrage transactions.

                            MANAGEMENT OF THE COMPANY

Directors and Officers

     The Company is governed by a Board of Directors, which is responsible for protecting the interest of shareholders. The directors are experienced business persons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The names, addresses and ages of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. As of December 31, 2001, each director serves as a director for all funds within the Company. The director who is considered an "interested person", as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with any investment manager or adviser to a fund of the Company, and the principal underwriter, and officers of the Company, are noted with an asterisk (*).

                          Position(s) Held        Principal Occupation(s)
Name, Address and Age     With Registrant         During the Past 5 Years
---------------------     ---------------         -----------------------

*John Pasco, III (1)      Chairman, Director      Mr. Pasco is Treasurer and a
1500 Forest Avenue        and Treasurer           Director of Commonwealth
Richmond, VA 23229        since May, 1997         Shareholder Services, Inc.,
(55)                                              ("CSS"), the Company's
                                                  Administrator, since 1985;
                                                  President and Director of
                                                  First Dominion Capital Corp.,
                                                  ("FDCC"), the Company's
                                                  underwriter; Director and
                                                  shareholder of Fund
                                                  Services Inc., the Company's
                                                  Transfer and Disbursing Agent,
                                                  since 1987; President and
                                                  Treasurer of Commonwealth
                                                  Capital Management, Inc. since
                                                  1983 which also owns an
                                                  interest in the investment
                                                  manager of The New Market Fund
                                                  and an interest in  the
                                                  investment adviser to the
                                                  Third Millennium Russia Fund,
                                                  two other funds of the
                                                  Company; President of
                                                  Commonwealth Capital
                                                  Management, LLC, since
                                                  December, 2000, which serves
                                                  as the investment adviser to
                                                  the Fund; Shareholder of
                                                  Commonwealth  Fund
                                                  Accounting, Inc., which
                                                  provides bookkeeping services;
                                                  and Chairman, Director and
                                                  Treasurer of Vontobel Funds,
                                                  Inc., a registered investment
                                                  company, since March, 1997.
                                                  Mr. Pasco is also
                                                  a certified public accountant.

Samuel Boyd, Jr.          Director                Mr. Boyd is Manager of the
10808 Hob Nail Court      since May, 1997         Customer Services Operations
Potomac, MD 20854                                 and Accounting Division of the
(60)                                              Potomac Electric Power Company
                                                  since August, 1978; and
                                                  Director of Vontobel Funds,
                                                  Inc., a registered investment
                                                  company, since March, 1997.
                                                  Mr. Boyd is also a
                                                  certified public accountant.

William E. Poist          Director                Mr. Poist is a financial and
5272 River Road           since May, 1997         tax consultant through his
Bethesda, MD 20816                                firm Management Consulting for
(64)                                              Professionals since 1968;
                                                  Director of Vontobel Funds,
                                                  Inc., registered investment
                                                  company, since March, 1997.
                                                  Mr. Poist is also a certified
                                                  public  accountant.

Paul M. Dickinson         Director                Mr. Dickinson is President of
8704 Berwickshire Drive   since May, 1997         Alfred J. Dickinson, Inc.
Richmond, VA 23229                                Realtors since April, 1971;
(53)                                              and Director of Vontobel
                                                  Funds, Inc., a
                                                  registered investment company,
                                                  since March, 1997.

*F. Byron Parker, Jr.     Secretary               Mr. Parker is Secretary of CSS
8002 Discovery Drive                              and FDCC since 1986; Secretary
Suite 101                                         of Vontobel Funds, Inc., a
Richmond, VA 23229                                registered investment company,
(57)                                              since March, 1997; and
                                                  Partner in the law firm
                                                  Mustian & Parker.

*Jane H. Williams         Vice President of       Ms. Williams is the President
3000 Sand Hill Road       the Company and         of Sand Hill Advisors, Inc.
Suite 150                 President of the        since August, 2000 and was the
Menlo Park, CA 94025      Sand Hill Portfolio     Executive  Vice President
(52)                      Manager Fund series     of Sand Hill Advisors, Inc.
                                                  since 1982.

*Leland H. Faust          President of            Mr. Faust is President of CSI
One Montgomery St.        the CSI Equity          Capital Management, Inc. since
Suite 2525                Fund and the CSI        1978.  Mr. Faust is also a
San Francisco, CA 94104   Fixed Income Fund       Partner in the law firm
(54)                                              Taylor &  Faust since
                                                  September, 1975.

*Franklin A. Trice, III   Vice President of       Mr. Trice is President of
P.O. Box 8535             the Company and         Virginia Management Investment
Richmond, VA 23226-0535   President of the        Corp. since May, 1998; and a
(37)                      New Market Fund         registered representative of
                          series                  FDCC, the Company's
                                                  underwriter since September,
                                                  1998.  Mr. Trice  was a
                                                  broker with Scott &
                                                  Stringfellow from March, 1996
                                                  to May, 1998 and with Craigie,
                                                  Inc.from March, 1992 to
                                                  January, 1996.

*John T. Connor, Jr.      Vice President of        President of Third Millennium
1185 Avenue of the        the Company and          Investment Advisors,LLC since
  Americas, 32nd Floor    President of the         April, 1998; and Chairman of
New York, NY 10036        Third Millennium         ROSGAL Insurance since 1993.

*Steven T. Newby          Vice President of        Mr. Newby is President of
555 Quince Orchard Rd.    the Company and          Newby & Co., a NASD broker/
Suite 610                 President of             dealer since July, 1990; and
Gaithersburg, MD 20878    GenomicsFund.com         President of xGENx, LLC since
(54)                      series                   November,  1999.

*Todd A. Boren            President of the         Mr. Boren has been employed
250 Park Avenue, So.      Global e Fund            by International Assets
Suite 200                 series                   Advisory LLC and its
Winter Park, FL 32789                              predecessor International
(41)                                               Assets Advisory Corp.
                                                   ("IAAC") since May, 1994.
                                                   In his six years with IAAC,
                                                   he has served as a Financial
                                                   Adviser, VP of Sales, Branch
                                                   Manager, Training Manager,
                                                   and currently as Senior Vice
                                                   President and Managing
                                                   Director of Private Client
                                                   Operations for both
                                                   IAAC and Global Assets
                                                   Advisors. He is responsible
                                                   for overseeing its
                                                   International Headquarters in
                                                   Winter Park, Florida as well
                                                   as its New York operation
                                                   and joint
                                                   venture.

-----------------------------

(1) Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the 1940 Act. Mr. Pasco is an interested person because: (1) he is an officer of the Company; (2) he is the owner of an investment adviser to one of the funds of the Company; (3) he is an affiliate of two other investment advisers to funds offered by the Company;
     (4) he owns FDCC, the principal underwriter of the Company; and (5) he owns or controls the Company's various service providers.

     The Company has a standing Audit Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The functions of the Audit Committee are to meet with the Company's independent auditors to review the scope and findings of the annual audit, discuss the Company's accounting policies, discuss any recommendations of the independent auditors with respect to the Company's management practices, review the impact of changes in accounting standards on the Company's financial statements, recommend to the Board of Directors the selection of independent auditors, and perform such other duties as may be assigned to the Audit Committee by the Board of Directors. During its most recent fiscal year ended August 31, 2001, the Audit Committee met three times.

     The Company has a standing Nominating Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The Nominating Committee is responsible for the selection and nomination of candidates to serve as directors of the Company. Although the Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as directors, the Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Company, in writing, at the address listed on the cover of this SAI. During the Company's most recent fiscal year ended August 31, 2001, the Nominating Committee did not meet.

     As of December 31, 2001 the directors beneficially owned the following dollar range of equity securities in the Fund:

                                                  Aggregate Dollar Range of
                                                  Equity Securities in All Funds
                       Dollar Range of Equity     of the Company Overseen by
Name of Director       Securities in the Fund     the Director
--------------------   -------------------------- ------------------------------
John Pasco, III        $10,001-$50,000            Over $100,000
Samuel Boyd            None                       $10,001-$50,000
Paul Dickinson         $0-$10,000                 $10,001-$50,000
William Poist          $0-$10,000                 $10,001-$50,000

Approval of the Investment Advisory Agreement.

     The Board of Directors of the Company most recently approved the terms and conditions of the investment advisory agreement between the Company, on behalf of the Fund, and the Adviser at a meeting on August 9, 2001. At the meeting, the directors considered the proposal to change the Fund's then existing investment advisory arrangements. With respect to the approval of the New Advisory Agreement, the directors considered, among other things: (i) the terms and conditions of the New Advisory Agreement, including the fact that the New Advisory Agreement was substantially the same as the Current Advisory Agreement;
(ii) the proposed fees, noting that both were the same as those currently in place for the Fund; (iii) the fact that affiliates of the Adviser currently provided administrative services, transfer agency and dividend disbursing services, fund accounting and underwriting services to the Fund, and any fees received by the affiliates under those arrangements; (iv) the fact that John Pasco, III, Chairman of the Board and an officer of the Company was an affiliated person of the Adviser, the Fund's administrator, transfer agent and dividend disbursing agent, fund accounting agent and principal underwriter, and could benefit by the new contractual arrangements; (v) the nature, quality and extent of the services provided under the Current Advisory Agreement and the representation that services under the New Advisory Agreement would be the same;
(vi) the fact that the Adviser intended to employ the Sub-Adviser; (vii) information concerning the Adviser and the Sub-Adviser, including information on the qualifications and experience of the portfolio manager and his investment management style; (viii) the code of ethics of the Adviser; (ix) information on the profitability of the Adviser; and (x) the recommendation of xGENx, LLC, the Fund's current investment adviser.

     The Company does not compensate the directors and officers who are officers or employees of any investment adviser to a fund of the Company. The directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act, receive an annual retainer of $1,000 and a fee of $200 for each meeting of the directors which they attend in person or by telephone. Mr.
Parker, Secretary of the Company, received legal fees from the Company for certain legal services provided to the Company. Directors and officers are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for directors.

     For the fiscal year ended August 31, 2001, the Directors received the following compensation from the Company:

                         Aggregate
                         Compensation                               Total
                         From the Fund for  Pension or Retirement   Compensation
                         Fiscal Year Ended  Benefits Accrued as     from the
Name and Position Held   Nov. 30, 2001(1)   Part of Fund Expenses   Company(2)
----------------------   ----------------   ---------------------   ----------

John Pasco, III, Chairman    $-0-            N/A                     $-0-
Samuel Boyd, Jr., Director   $1,750          N/A                     $15,750
William E. Poist, Director   $1,750          N/A                     $15,750
Paul M. Dickinson, Director  $1,750          N/A                     $15,750

(1) This amount represents the aggregate amount of compensation paid to the directors by the Fund for service on the Board of Directors for the Fund's fiscal year ended November 30, 2001.

(2) This amount represents the aggregate amount of compensation paid to the directors by all funds of the Company for the fiscal year ended August 31, 2001. The Company consisted of a total of eight funds as of August 31, 2001.

Sales Loads

This fund does not currently charge sales loads.

Policies concerning personal investment activities

     The Fund, the investment adviser and the principal underwriter have each adopted a Codes of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

     The Codes of Ethics are on file with, and can be reviewed and copied at the
U. S. Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

                          PRINCIPAL SECURITIES HOLDERS

     As of December 31, 2001, the following persons beneficially owned shares of the Fund in the following amounts:

Name and Address               Number of Shares          Percentage of Fund
----------------               ----------------          ------------------

John Pasco, III                1,334.076                 80.868%
1500 Forest Avenue, #223
Richmond, Virginia 23229

William Point                    182.206                 11.045%
1500 Forest Avenue, #223
Richmond, Virginia 23229

                   INVESTMENT ADVISER AND ADVISORY AGREEMENT

     Commonwealth Capital Management, LLC (the "Adviser"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, manages the investments of the Fund pursuant to an investment advisory agreement (the "Advisory Agreement" ). After the initial term of two years, the Advisory Agreement may be renewed annually provided such renewal is approved annually by: 1) the Company's Directors; or 2) by a majority vote of the outstanding voting securities of the Fund and, in either case, by a majority of the Directors who are not "interested persons" of the Company. The Advisory Agreement will automatically terminate in the event of its "assignment," as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon 60 days' written notice to the other party by: (i) the majority vote of all the Directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 as amended, (the "Advisers Act").

     Under the Advisory Agreement, the Adviser, subject to the supervision of the Directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies, and restrictions as set forth in the Prospectus and this SAI. The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Adviser also bears the cost of fees, salaries and other remuneration of The World Funds' directors, officers or employees who are officers, directors, or employees of the Adviser. The Fund is responsible for all other costs and expenses, such as, but not limited to, brokerage fees and commissions in connection with the purchase and sale of securities, legal, auditing, bookkeeping and record keeping services, custodian and transfer agency fees and fees and other costs of registration of the Fund's shares for sale under various state and federal securities laws. The Adviser also maintains books and records with respect to the securities transactions of the Fund and furnishes to the Directors such periodic or other reports as the Directors may request.

     For the advisory services provided by the Adviser to the Fund, the Adviser is entitled to receive a base advisory fee payable monthly and calculated at the annual rate of 1.25% of the Fund's daily net assets (the "Base Fee"). After the Fund has completed one full year of investment operations, the Base Fee will be adjusted each month if the investment performance of the Fund exceeds or fails to meet certain performance criteria. The maximum increase or decrease in the fee to be paid during each succeeding month will be 1.00% per annum, in steps of 0.25%. No increase or decrease will occur unless the Fund outperforms or under-performs the specified index by more than 2.00% per annum.

     The performance of the Fund will be measured against the performance of the Russell 3000 Index (the "Index"). Once the performance of the Fund for the preceding twelve-month period exceeds the performance of the Index by 2.00% the monthly fee will increase by 0.25% per annum for each additional percentage point in excess of 2.00%. Likewise, once the performance of the Fund lags the performance of the Index by 2.00% the monthly fee will be decreased by 0.25% per annum for each additional percentage point the investment record of the Index exceeds the performance of the Fund. This adjustment is referred to as the "Fee Adjustment." The maximum or minimum Fee Adjustment, if any, will be 1.00% annually. Therefore, the maximum annual fee payable to the Adviser will be 2.25% of average daily net assets and the minimum annual fee will be 0.25%. During the first twelve months of operations, the advisory fee will be charged at the Base Fee of 1.25% with no performance adjustment.

     In determining the Fee Adjustment, if any, applicable during any month, the Adviser will compare the investment performance of the Fund for the twelve-month period ending on the last day of the prior month (the "Performance Period") to the investment record of the Index during the Performance Period. The investment performance of the Fund will be determined by adding together (1) the change in the NAV during the Performance Period; (2) the value of cash distributions made by the Fund to shareholders to the end of the Performance Period; and (3) the value of capital gains per share, if any, paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period, and will be expressed as a percentage of its net asset value per share at the beginning of the performance Period. The investment record of the Index will be determined by adding together (1) the change in the level of the Index during the Performance Period; and (2) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the Performance Period, and will be expressed as a percentage of the Index at the beginning of such period.

     After it determines any Fee Adjustment, the Fund will determine the dollar amount of additional fees or fee reductions to be accrued for each day of a month by multiplying the Fee Adjustment by the average daily net assets of the Fund during the Performance Period and dividing that number by the number of days in the Performance Period. The advisory fee is accrued daily and paid monthly.

     The following table illustrates the calculation of the fee rates if the Fund outperforms the Russell 3000 Index:

Performance over
Russell 3000 Index             Advisory Fee
------------------             ------------

      2.00%                    1.25% (no increase in Base Fee)
      4.00%                    1.50%
      6.00%                    1.75%
      8.00%                    2.00%
     10.00%                    2.25%

     The following table illustrates the calculation of the fee rate if the Fund under performs the Russell 3000 Index:

Performance under
Russell 3000 Index             Advisory Fee
------------------             ------------

      2.00%                    1.25% (no decrease in Base Fee)
      4.00%                    1.00%
      6.00%                    0.75%
      8.00%                    0.50%
     10.00%                    0.25%

     The Russell 3000 Index consists of 3,000 stocks, primarily issued by U.S. companies, that includes issues of all sizes, from large to small capitalization companies. The Index is not managed; therefore, its performance does not reflect management fees and other expenses associated with the Fund.

     If the directors determine at some future date that another securities index is a better representative of the composition of the Fund than is the Russell 3000 Index, the directors may change the securities index used to compute the Fee Adjustment. If the directors do so, the new securities index (the "New Index") will be applied prospectively to determine the amount of the Fee Adjustment. The Index will continue to be used to determine the amount of the Fee Adjustment for that part of the Performance Period prior to the effective date of the New Index. A change in the Index will be submitted to shareholders for their approval unless the U. S. Securities and Exchange Commission (the "SEC") determines that shareholder approval is not required.

     The amount the Fund will pay to the Adviser in performance fees is not susceptible to estimation, since it depends upon the future performance of the Fund and the Index.

                           MANAGEMENT-RELATED SERVICES

Administration

     Pursuant to an Administrative Services Agreement with the Company (the "Administrative Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as administrator of the Fund and supervises all aspects of the operation of the Fund except those performed by the Adviser. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.


     As administrator, CSS receives an asset-based administrative fee, computed daily and paid monthly, at the annual rate of 0.20% on the first $50 million of average daily net assets of the Fund; and 0.15% on average daily net assets of the Fund in excess of $50 million, subject to a minimum amount of $15,000 per year for a period of two years from the date of the administrative Agreement. Thereafter, the minimum administrative fee is $30,000 per year. CSS receives an hourly rate, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters.

Custodian and Accounting Services

     Pursuant to the Custodian Agreement and Accounting Agency Agreement with the Company dated April 12, 2000, Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston , Massachusetts 02109, acts as the custodian of the Fund's securities and cash and as the Fund's accounting services agent. With the consent of the Company, BBH has designated The Depository Trust Company of New York as its agent to secure a portion of the assets of the Fund.

     Such appointments are subject to appropriate review by the Company's Directors. As the accounting services agent of the Fund, BBH maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Fund's business.

Transfer Agent

     Pursuant to a Transfer Agent Agreement with the Company, Fund Services, Inc. ("FSI" or the "Transfer Agent") acts as the Company's transfer and dividend disbursing agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229. John Pasco, III, Chairman of the Board of the Company and an officer and shareholder of CSS (the Administrator of the Fund), owns one-third of the stock of FSI; therefore, FSI may be deemed to be an affiliate of the Company and CSS.

     FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders.

     For its services as transfer agent, FSI receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.


Distributor

     First Dominion Capital Corp. ("FDCC" or the "Distributor"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of FDCC, and is its President, Treasurer and a director. FDCC is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous. There are no sales charges in connection with purchases of Fund shares. FDCC does not receive underwriting discounts and commissions, brokerage commissions or other compensation as a result of the sale of Fund shares.

Independent Accountants

     The Company's independent accountants, Tait, Weller and Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the SEC, and prepares the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103.

                             PORTFOLIO TRANSACTIONS

     It is the policy of the Adviser, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

     Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

     The Adviser, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing the Adviser with investment recommendations, statistical research or similar services useful to the Adviser's investment decision-making process. The term "investment recommendations or statistical research or similar services" means (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and (2) furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy.

     Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for a fund may be used by the Adviser for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

     While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, the Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Adviser may be authorized, when placing portfolio transactions for the Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely because of the receipt of research, market or statistical information.

     The Directors of the Company have adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Adviser has been instructed not to place transactions with an affiliated broker-dealer, unless that broker-dealer can demonstrate to the Company that the Fund will receive (1) a price and execution no less favorable than that available from unaffiliated persons; and (2) a price and execution equivalent to that which that broker-dealer would offer to unaffiliated persons in a similar transaction. The Directors review all transactions which have been placed pursuant to those policies and procedures at its meetings.

     The Fund paid no brokerage commissions for the fiscal period from January 1, 2001 (commencement of operations) through November 30, 2001.

                               PORTFOLIO TURNOVER

     Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Fund's portfolio whenever necessary, in the Adviser's opinion, to meet the Fund's objective. The Adviser anticipates that the average annual portfolio turnover rate of the Fund may be 100% or more.

                           CAPITAL STOCK AND DIVIDENDS

     The Company is authorized to issue 750,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to the Fund, and has further reclassified those shares as follows:
Twenty-five Million (25,000,000) shares for Investor Class Shares of the series and Twenty-five Million (25,000,000) shares for Service Class Shares of the series. Each share has equal dividend, voting, liquidation and redemption rights and there are no conversion or preemptive rights. Shares of the Funds do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of FSI.

     If they deem it advisable and in the best interests of shareholders, the Directors may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If the Directors create additional series or classes of shares, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the Directors. Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

     A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the applicable fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity transactions made as a result of the Automatic Investment Plan described below.

     Shareholders may rely on these statements in lieu of stock certificates.

                                  DISTRIBUTION

     In connection with promotion of the sales of the Fund, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

                              PLAN OF DISTRIBUTION

     The Board of Directors has adopted a Plan of Distribution for the Fund's Service Class Shares pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Plan"). Pursuant to the Rule 12b-1 Plan, the Fund may finance certain activities or expenses that are intended primarily to result in the sale of its shares. The Fund finances these distribution activities through payments made to the distributor. The fee ("Rule 12b-1 fee") paid to the distributor on the Service Class Shares is paid monthly computed at an annualized rate reflecting the average daily net assets of the Service Class Shares, up to a maximum of 0.75% for Service Class Share expenses. (The Fund also has in effect a shareholder services plan under which the Fund may pay a fee of up to 0.25% to pay for certain shareholder services provided by institutions that have agreements with a distributor of shares to provide those services.) The Company may pay Rule 12b-1 fees for activities and expenses borne in the past in connection with the distribution of its shares as to which no Rule 12b-1 fee was paid because of this limitation. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

                            SHAREHOLDER SERVICES PLAN

     Investors can purchase either Investor Class Shares directly, or Service Class Shares through an authorized firm, such as a registered investment adviser, a bank or a trust company. Under a shareholder services plan, the Fund may pay an authorized firm up to 0.25% on an annualized basis of average daily net assets attributable to its customers who are shareholders.

     Because the Fund adopted the shareholder services plan to compensate authorized firms for providing the types of services, the Fund believes the shareholder services plan is not covered by Rule 12b-1 under the 1940 Act, which relates to payment of distribution fees. The Fund, however, follows the procedural requirements of Rule 12b-1 in connection with the implementation and administration of the shareholder services plan.

Rule 18f-3 Plan

     At a meeting held on April 14, 2000, the Directors adopted a Rule 18f-3 Multiple Class Plan on behalf of the Company for the benefit of each of its series. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectus, shares of a particular class of the Fund may be exchanged for shares of the same class of another fund

               ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares

     You may purchase shares of the Fund directly from FDCC. You may also buy shares through accounts with brokers or dealers and other institutions ("authorized institutions") that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution.

     Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your order to the Fund by the time they price their shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

Selling Shares

     You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

     The Company's procedure is to redeem shares at the Net Asset Value (the "NAV") determined after the Transfer Agent receives the redemption request in proper order. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the New York Stock Exchange (the "NYSE") is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

Small Accounts

     Due to the relative higher cost of maintaining small accounts, the Fund may deduct $50 per year from your account, if, as a result of redemption or exchange of shares, the total investment remaining in the account has a value of less than $25,000. Shareholders will receive 60 days written notice to increase the account value above $25,000 before the fee is to be deducted. A decline in the market value of your account alone would not require you to bring your investment up to this minimum.

                          SPECIAL SHAREHOLDER SERVICES

     As described briefly in the prospectus, the Fund offers the following shareholder services:

Regular Account

     The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the Account Application provided with the prospectus to open your account.

Telephone Transactions

     You may redeem shares or transfer into another fund by telephone if you request this service on your initial account application. If you do not elect this service at that time, you may do so at a later date by sending a written request and signature guarantee to the Transfer Agent.

     The Company employs reasonable procedures designed to confirm the authenticity of your telephone instructions and, if it does not, it may be liable for any losses caused by unauthorized or fraudulent transactions. As a result of this policy, a shareholder that authorizes telephone redemption bears the risk of losses, which may result from unauthorized or fraudulent transactions which the Company believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions. The Company has designed these questions to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

Automatic Investment Plan

     Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at (800) 628-4077.

Retirement Plans

     Shares of the Fund are available for purchase in connection with the following tax-deferred prototype retirement plans:

1. Individual Retirement Arrangements (IRAs). IRAs are available for use by individuals with compensation for services rendered who wish to use shares of the Fund as a funding medium for individual retirement savings. IRAs include traditional IRAs, Roth IRAs and Rollover IRAs.

2. Simplified Employee Pension Plans (SEPs). SEPs are a form of retirement plan for sole proprietors, partnerships and corporations.

     For information about eligibility requirements and other matters concerning these plans and to obtain the necessary forms to participate in these plans, please call the Company at (800) 527-9525. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.

Exchange Privilege

     Shareholders may exchange their shares for shares of any other series of the Company, provided the shares of the fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements. Also, to make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. Your exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge your account a $10 service fee each time you make such an exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes, an exchange constitutes the sale of the shares of the fund from which you are exchanging and the purchase of shares of the fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

                                   TAX STATUS

Distributions of Net Investment Income

     The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.


Distributions of Capital Gains

     The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income.
Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund. The Fund has a capital loss carryforward of $412,852 available to offset future capital gains, if any. Of this amount, $15,038 expires in 2008 and $397,814 expires in 2009.

Effect of Foreign Investments on Distributions

     Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of its previously distributed income to be classified as return of capital.

     The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of its total assets at the end of the fiscal year are invested in securities of foreign corporations, it may elect to pass-through to you your pro rata share of foreign taxes paid by it. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. The Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Investment in Complex Securities

     The Fund may invest in complex securities, such as original issue discount obligations, the shares of passive foreign investment companies and others. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Information on the Tax Character of Distributions

     The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be Taxed as a Regulated Investment Company

     The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally pay no federal income tax on the income and gains it distributes to you. The Board of Directors reserves the right not to maintain the qualifications of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

Excise Tax Distribution Requirements

     To avoid federal excise taxes, the Internal Revenue Code requires a fund to distribute to shareholders by December 31 of each year, at a minimum the following amounts: 98% of its taxable ordinary income earned during the twelve month period ending October 31, and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund Shares

     Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem or exchange your Fund shares for shares of a different fund within the Company, the IRS will require that you report a gain or loss on your redemption or exchange. The gain or loss that you realize will be either a long-term or short-term capital gain or loss depending on how long you held your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

     All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations

     Many states grant tax-free status to dividends paid to shareholders from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Received Deduction for Corporations

     Because the Fund's income includes corporate dividends, if the shareholder is a corporation, a portion of its distributions may qualify for the intercorporate dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

                             INVESTMENT PERFORMANCE

     For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices, in advertisements or in reports to shareholders, The Fund states performance in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of the Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information

     From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                          6
           Yield= 2[(a-b+1) -1]
                     ---
                     cd

Where:

a     =    dividends and interest earned during the period.
b     =    expenses accrued for the period (net of reimbursements).
c     =    the average daily number of shares outstanding during the period that were entitled to receive dividends.
d     =    the maximum offering price per share on the last day of the period.

     The Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value ("NAV") at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the fund's financial statements.

Total Return Performance

     Under the rules of the SEC, fund advertising performance must include total return quotes, "T" below, calculated according to the following formula:

                n
           P(1+ T) = ERV

Where:

P     =    a hypothetical initial payment $1,000
T     =    average annual total return
n     =    number of years (l, 5 or 10)
ERV   =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

     The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

     Based on the foregoing, the Fund's average annual returns for the periods indicated would be:

      One Year       Five Years     Ten Years       Since
      Period Ended   Period Ended   Period Ended    Inception to
      11/30/2001     11/30/2001     11/30/2001      11/30/2001 (1)
      ----------     ----------     -----------     --------------

      N/A            N/A            N/A             34.80%

(1)   Commencement of operations was January 1, 2001.

     The Fund may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specific periods of time by assuming the investment of $10,000 in shares of the Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

     The Fund may also advertise the performance rankings assigned by the various publications and statistical services, including but not limited to, SEI, Lipper Mutual Performance Analysis, Intersec Research Survey of non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's, Fortune, Money Magazine, The New York Times,
Financial World, Financial Services Week, USA Today and other national or regional publications.

                              FINANCIAL INFORMATION

     You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                             THE WORLD FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                               Richmond, VA 23229
                            Telephone: (800) 527-9525
                      e-mail: mail@shareholderservices.com

     The Annual Report for the fiscal period ended November 30, 2001 has been filed with the SEC. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Fund included in the Annual Report have been audited by the Fund's independent auditors, Tait, Weller and Baker, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                           PART C - OTHER INFORMATION

ITEM 23.   Exhibits

(a)   Articles of Incorporation.

      (1)  Articles of Incorporation of The World Funds, Inc.(the
           "Registrant") dated May 8, 1997, as filed with the State of Maryland Department of Assessments and Taxation ("State of Maryland") on May 9, 1997 are incorporated herein by reference to Exhibit No. 23(a)(1) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255) as filed with the U.S. Securities and Exchange Commission (the "SEC") on December 26, 2001 ("PEA No. 19").

      (2) Articles Supplementary dated July 29, 1997, as filed with the State of Maryland on July 30, 1997, creating the CSI Equity Fund and the CSI Fixed Income Fund are incorporated herein by reference to Exhibit No. 23(a)(2) of PEA No. 19.

      (3) Articles Supplementary dated June 19, 1998, as filed with the State of Maryland on June 23, 1998, creating the Third Millennium Russia Fund and The New Market Fund are incorporated herein by reference to Exhibit No. 23(a)(3) of PEA No. 19.

      (4) Articles Supplementary dated June 22, 1998, as filed with the State of Maryland on June 24, 1998, increasing the authorized shares of the Registrant from 250,000,000 to 500,000,000 are incorporated herein by reference to Exhibit No. 23(a)(4) of PEA No. 19.

      (5) Articles Supplementary dated December 9, 1999, as filed with the State of Maryland on March 2, 2000, creating GenomicsFund.com are incorporated herein by reference to Exhibit No. 23(a)(5) of PEA No. 19.

      (6) Articles Supplementary dated April 3, 2000, as filed with the State of Maryland on April 27, 2000, creating the Global e Fund are incorporated herein by reference to Exhibit No. 23(a)(6) of PEA No. 19.

      (7) Articles Supplementary dated April 14, 2000, as filed with the State of Maryland on June 2, 2000, creating the Monument EuroNet Fund, are incorporated herein by reference to Exhibit No. 23(a)(2)(f) of Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255), as filed with the SEC on May 12, 2000 ("PEA No. 11").

      (8) Articles Supplementary dated May 24, 2000, as filed with the State of Maryland on June 6, 2000, increasing the authorized shares of the Registrant from 500,000,000 to 750,000,000, are incorporated herein by reference to Exhibit No. 23(a)(2)(g) of Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255), as filed with the SEC on August 18, 2000 ("PEA No. 12").

      (9) Articles Supplementary dated October 4, 2000, as filed with the State of Maryland on October 5, 2000, reclassifying shares of the Global e Fund into Class A and Class B Shares, are incorporated herein by reference to Exhibit No. 23(a)(2)(h) of Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255), as filed with the SEC on October 25, 2000 ("PEA No. 13").

      (10) Articles Supplementary dated December 29, 2000, as filed with the State of Maryland on January 8, 2001, creating the Newby Fund (formerly known as "Newby's Ultra Fund") are incorporated herein by reference to Exhibit No. 23(a)(10) of PEA No. 19.

      (11) Articles of Amendment dated January 10, 2001, as filed with the State of Maryland on January 30, 2001, changing the name of Newby's Ultra Fund to the Newby Fund, are incorporated herein by reference to Exhibit No. 23(a)(3)(a) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on March 13, 2001 ("PEA
           No. 15").

      (12) Articles of Amendment dated March 9, 2001, as filed with the State of Maryland on March 12, 2000, renaming the existing classes of shares of the Sand Hill Portfolio Manager Fund, the CSI Equity Fund and GenomicsFund.com as Class Y Shares, are incorporated herein by reference to Exhibit No. 23(a)(3)(b) of PEA No. 15.

      (13) Articles Supplementary dated March 9, 2001, as filed with the State of Maryland on March 12, 2000, reclassifying certain of the authorized but unissued shares of the existing class of shares of each of the Sand Hill Portfolio Manager Fund, the CSI Equity Fund and GenomicsFund.com as Class A, Class B and Class C Shares, are incorporated herein by reference to Exhibit No. 23(a)(2)(j) of PEA No. 15.

      (14) Articles of Amendment dated June 8, 2001, as filed with the State of Maryland on June 11, 2001, changing the name of the CSI Equity Fund Class B Shares to CSI Equity Fund Institutional Shares.

      (15) Articles Supplementary dated January 18, 2002, as filed with the State of Maryland on January 22, 2002, dissolving the Monument EuroNet Fund.

(b)   By-Laws.

      The By-Laws of the Registrant are incorporated herein by reference to Exhibit B of the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on June 16, 1997.

(c)   Instruments Defining Rights of Security Holders.

      See Article FIFTH and Article SEVENTH, Section 2 of the Articles of Incorporation, which are incorporated herein by reference to Exhibit No. 23(a)(1) of PEA No. 19; and Article II, Article III and Article XI of the By-laws, which are incorporated herein by reference to Exhibit B of the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on June 16, 1997.

(d)   Investment Advisory Contracts.

      (1) Investment Advisory Agreement dated October 25, 2000 between Sand Hill Advisors, Inc. and the Registrant on behalf of the Sand Hill Portfolio Manager Fund is incorporated herein by reference to Exhibit No. 23(d)(1) of PEA No. 19.

      (2) Investment Advisory Agreement dated October 14, 1997 between CSI Capital Management, Inc. and the Registrant on behalf of the CSI Equity Fund is incorporated herein by reference to Exhibit No. 23(d)(2) of PEA No. 19.

      (3) Investment Advisory Agreement dated October 14, 1997 between CSI Capital Management, Inc. and the Registrant on behalf of the CSI Fixed Income Fund is incorporated herein by reference to Exhibit No. 23(d)(3) of PEA No. 19.

      (4) Investment Advisory Agreement dated March 1, 2000 between xGENx, LLC and the Registrant on behalf of GenomicsFund.com is incorporated herein by reference to Exhibit No. 23(d)(6) of PEA No. 11.

      (5) Investment Advisory Agreement dated May 1, 2000 between Global Assets Advisors, Inc. and the Registrant on behalf of the Global e Fund is incorporated herein by reference to Exhibit No. 23(d)(7) of PEA No. 11.

      (6) Interim Investment Advisory Agreement dated December 13, 2001 between Global Assets Advisors, LLC and the Registrant on behalf of the Global e Fund is incorporated herein by reference to Exhibit No. 23(d)(6) of Post-Effective Amendment No. 20 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255) as filed with the SEC on December 26, 2001 ("PEA No. 20").

      (7)  The New Market Fund.

           (a) Investment Advisory Agreement dated September 21, 1998 between Virginia Management Investment Corporation and the Registrant on behalf of The New Market Fund is incorporated herein by reference to Exhibit No. 23(d)(5) to Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 811-8255) as filed with the SEC on December 30, 1998 ("Amendment No. 5").

           (b) Sub-Advisory Agreement dated September 21, 1998 between Virginia Management Investment Corporation and The London Company of Virginia on behalf of The New Market Fund is incorporated herein by reference to Exhibit No. 23(d)(5) to Amendment No. 5.

      (8) Investment Advisory Agreement dated December 21, 1999 between Third Millennium Investment Advisors, LLC and the Registrant on behalf of the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No. 23(d)(8) of PEA No. 19.

      (9)  Newby Fund.

           (a) Investment Advisory Agreement dated December 12, 2000 between xGENx, LLC and the Registrant on behalf of the Newby Fund.

           (b) Investment Advisory Agreement dated August 9, 2001 between Commonwealth Capital Management, LLC ("CCM") and Registrant on behalf of the Newby Fund.

           (c) Sub-Advisory Agreement dated August 9, 2001 between CCM and xGENx, LLC on behalf of the Newby Fund.

(e)   Underwriting Contracts.

      (1) Distribution Agreement dated August 19, 1997 between First Dominion Capital Corp. ("FDCC") and the Registrant on behalf of Sand Hill Portfolio Manager Fund, CSI Equity Fund, CSI Fixed Income Fund, GenomicsFund.com, Third Millennium Russia Fund, The New Market Fund and Newby Fund is incorporated herein by reference to Exhibit No. 23(e)(1) of PEA No. 19.

      (2)  Distribution Agreement dated December 13, 2001 between
           International Assets Advisory, LLC and the Registrant on behalf of the Class A Shares of the Global e Fund is incorporated herein by reference to Exhibit No. 23(e)(2) of PEA No. 20.

      (3) Distribution Agreement dated September 6, 2000 between FDCC and the Registrant on behalf of the Class B Shares of the Global e Fund is incorporated herein by reference to Exhibit No. 23(e)(1) of PEA No. 19.

(f)   Bonus or Profit Sharing Contracts.

      Not Applicable.

(g)   Custodian Agreements.

      (1) Custodian Agreement dated October 28, 1998 between Brown Brothers Harriman & Co. ("BBH") and the Registrant is incorporated herein by reference to Exhibit No. 23(g)(3) of Amendment No. 5.

      (2) Foreign Custody Manager Delegation Agreement dated June 26, 1998 between BBH and the Registrant is incorporated herein by reference to Exhibit No. 23(g)(3) of PEA No. 19.

 (h)  Other Material Contracts.

      (1)  Administrative Services.

           (a) Administrative Services Agreement dated August 19, 1997 between Commonwealth Shareholder Services, Inc. ("CSS") and the Registrant on behalf of the Sand Hill Portfolio Manager Fund is incorporated herein by reference to Exhibit No. 23(h)(1)(a) of PEA No. 19.

           (b) Administrative Services Agreement dated October 14, 1997 between CSS and the Registrant on behalf of the CSI Equity Fund is incorporated herein by reference to Exhibit No. 23(h)(1)(b) of PEA No. 19.

           (c) Administrative Services Agreement dated October 14, 1997 between CSS and the Registrant on behalf of the CSI Fixed Income Fund is incorporated herein by reference to Exhibit No. 23(h)(1)(c) of PEA No. 19.

           (d) Administrative Services Agreement dated September 28, 1998 between CSS and the Registrant on behalf of the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No. 23(h)(5) of Amendment No. 5.

           (e) Administrative Services Agreement dated September 28, 1998 between CSS and the Registrant on behalf of The New Market Fund is incorporated herein by reference to Exhibit No. 23(h)(6) of Amendment No. 5.

           (f) Administrative Services Agreement dated March 1, 2000 between CSS and the Registrant on behalf of GenomicsFund.com is incorporated herein by reference to Exhibit 23(h)(2)(f) of PEA No. 11.

           (g) Administrative Services Agreement dated May 1, 2000 between CSS and the Registrant on behalf of the Global e Fund is incorporated herein by reference to Exhibit No. 23(h)(1)(g) of PEA No. 19.

           (h) Administrative Services Agreement dated December 12, 2000 between CSS and the Registrant on behalf of the Newby Fund.

      (2) Transfer Agency Agreement dated August 19, 1997 between Fund Services, Inc. and the Registrant is incorporated herein by reference to Exhibit No. 23(h)(2)(a) of PEA No. 19.

      (3)  Fund Accounting.

           (a) Accounting Services Agreement dated July 1, 2000 between Commonwealth Fund Accounting and the Registrant on behalf of the Sand Hill Portfolio Manager Fund, CSI Equity Fund, CSI Fixed Income Fund, The New Market Fund, GenomicsFund.com and Newby Fund is incorporated herein by reference to Exhibit No. 23(h)(3)(d) of PEA No. 12.

           (b) Accounting Agency Agreement dated October 28, 1998 between BBH and the Registrant on behalf of the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No. 23(h)(3)(b) of PEA No. 19.

      (4)  Expense Limitation Agreements.

           (a) Expense Limitation Agreement dated March 1, 2000 between xGENx, LLC and the Registrant on behalf of GenomicsFund.com is incorporated herein by reference to Exhibit No. 23(h)(4)(c) of PEA No. 19.

           (b) Expense Limitation Agreement dated December 13, 2001 between Global Asset Advisers, LLC and the Registrant on behalf of the Global e Fund is incorporated herein by reference to Exhibit No. 23(h)(4)(b) of PEA No. 20.

           (c) Expense Limitation Agreement dated August 1, 1999 between Virginia Management Investment Corporation and the Registrant on behalf of The New Market Fund is incorporated herein by reference to Exhibit No. 23(h)(4)(f) of PEA No. 19.

           (d) Expense Limitation Agreement dated September 1, 2000 between Third Millennium Investment Advisers, LLC, Commonwealth Capital Management, Inc., FDCC, CSS and the Registrant on behalf of the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No. 23(h)(4)(g) of PEA No. 19.

           (e) Expense Limitation Agreement dated December 12, 2000 between FDCC and the Registrant on behalf of the Service Shares of the Newby Fund.

           (f) Expense Limitation Agreement dated December 1, 2001 between Commonwealth Capital Management, LLC and the Registrant on behalf of the Newby Fund.

(i)   Legal Opinion.

      Opinion of Counsel of Greenberg Traurig, LLP is incorporated herein by reference to Exhibit No. 23(i)of Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File Nos.
      333-29289/811-8255) as filed with the SEC on June 12, 2001.

(j)   Other Opinions.

      (1)  Consent of Tait Weller and Baker.

      (2)  Consent of Greenberg Traurig, LLP.

(k)   OMITTED FINANCIAL STATEMENTS.

      Not Applicable.

(l)   Initial Capital Agreements.

      Not Applicable.

(m)   Rule 12b-1 Plan.

      (1)  Sand Hill Portfolio Manager Fund.

           (a) The Distribution Plan for Class A Shares is incorporated herein by reference to Exhibit No. 23(m)(8)(a) of PEA No. 15.

           (b) The Distribution and Services Plan for Class B Shares is incorporated herein by reference to Exhibit No. 23(m)(8)(b) of PEA No. 15.

           (c) The Distribution and Services Plan for Class C Shares is incorporated herein by reference to Exhibit No. 23(m)(8)(c) of PEA No. 15.

      (2)  CSI Equity Fund.

           (a) The Distribution Plan for Class A Shares is incorporated herein by reference to Exhibit No. 23(m)(9)(a) of PEA No. 15.

           (b) The Distribution and Services Plan for Class C Shares is incorporated herein by reference to Exhibit No. 23(m)(9)(c) of PEA No. 15.

      (3)  GenomicsFund.com.

           (a) The Distribution Plan for Class Y Shares is incorporated herein by reference to Exhibit No. 23(m)(3) of PEA No. 11.

           (b) The Distribution Plan for Class A Shares is incorporated herein by reference to Exhibit No. 23(m)(10)(a) of PEA No. 15.

           (c) The Distribution and Service Plan for Class B Shares is incorporated herein by reference to Exhibit No. 23(m)(10)(b) of PEA No. 15.

           (d) The Distribution and Service Plan for Class C Shares is incorporated herein by reference to Exhibit No. 23(m)(10)(c) of PEA No. 15.

      (4)  Global e Fund.

           (a) The Distribution Plan for Class A Shares is incorporated herein by reference to Exhibit No. 23(m)(4)(a) of PEA No. 20.

           (b) The Distribution Plan for Class B Shares is incorporated herein by reference to Exhibit No. 23(m)(6)(b) of PEA No. 12.

      (5)  The New Market Fund.

           (a) The Distribution Plan is incorporated herein by reference to Exhibit No. 23(m)(2) of Amendment No. 5.

      (6)  Third Millennium Russia Fund.

           (a) The Distribution Plan is incorporated herein by reference to Exhibit No. 23(m)(1) of Amendment No. 5.

      (7)  Newby Fund.

           (a) The Distribution Plan for Service Class Shares is incorporated herein by reference to Exhibit No. 23(m)(7)(a) of PEA No. 13.

           (b) The Shareholder Services Agreement is incorporated herein by reference to Exhibit No. 23(m)(7)(b) of PEA No. 13.

(n)   Rule 18f-3 Plan.

      (1) Rule 18f-3 Multiple Class Plan for the Global e Fund is incorporated herein by reference to Exhibit No. 23(n)(2) of PEA No. 12.

      (2) Rule 18f-3 Multiple Class Plan for the Sand Hill Portfolio Manager Fund is incorporated herein by reference to Exhibit No. 23(n)(3) of PEA No. 15.

(3)   Rule 18f-3 Multiple Class Plan for the CSI Equity Fund incorporated herein by reference to Exhibit No. 23(n)(4) of PEA No. 19.

      (4) Rule 18f-3 Multiple Class Plan for GenomicsFund.com is incorporated herein by reference to Exhibit No. 23(n)(5) of PEA No. 19.

      (5) Rule 18f-3 Multiple Class Plan for the Newby Fund is incorporated herein by reference to Exhibit No. 23(n)(6) of PEA No. 19.

(o)   Reserved.

(p)   Codes of Ethics.

      (1) The Code of Ethics of the Registrant, FDCC (the distributor for the Registrant), Virginia Management Investment Corporation (the investment adviser to The New Market Fund), The London Company of Virginia (the sub-adviser to The New Market Fund), CSI Capital Management, Inc. (the investment adviser to the CSI Equity Fund and CSI Fixed Income Fund), Commonwealth Capital Management, LLC (the investment adviser to Newby Fund) and Third Millennium Investment Advisors, LLC (the investment adviser to the Third Millennium Russia
           Fund) is incorporated herein by reference to Exhibit No. 23(p)(1) of PEA No. 11.

      (2) The Code of Ethics of International Assets Advisory, LLC (the distributor for the Class A Shares of the Global e Fund) is incorporated herein by reference to Exhibit No. 23(p)(6) of PEA No. 12.

      (3) The Code of Ethics of Global Assets Advisors, LLC (the investment advisor to the Global e Fund) is incorporated herein by reference to Exhibit No. 23(p)(7) of PEA No. 12.

      (4) The Code of Ethics of Sand Hill Advisors, Inc. (the investment adviser to the Sand Hill Portfolio Manager Fund) is incorporated herein by reference to Exhibit No. 23(p)(8) of PEA No. 12.

      (5) The Code of Ethics of xGENx, LLC (the investment adviser to GenomicsFund.com and the sub-adviser to Newby Fund) is incorporated herein by reference to Exhibit No. 23(p)(5) of PEA No. 15.

(q)   Powers-of-Attorney.

      The Power-of-Attorney for each of Messrs. Samuel Boyd, Jr., Paul M. Dickenson and William E. Poist are each incorporated herein by reference to Exhibit O of Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on June 16, 1997.

Item 24. Persons Controlled by or Under Common Control with the Fund.

           None.

Item 25.   Indemnification.

     Reference is made to Article EIGHTH of the Registrant's Articles of Incorporation, which are incorporated herein by reference to Exhibit No. 23(a)(1) of PEA No. 19. Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defenses of any action, suite or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.   Business and Other Connections of the Investment
           Adviser.

     The list required by this Item 26 as to any other business, profession, vocation or employment of a substantial nature in which each of the investment advisers and sub-advisers, and each director, officer or partner of such investment advisers or sub-advisers, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee, is incorporated herein by reference to Schedules A and D of each investment adviser's or sub-adviser's Form ADV listed opposite such investment adviser's or sub-adviser's name below, which is currently on file with the SEC as required by the Investment Advisers Act of 1940, as amended.


Name of Investment Adviser/Sub-Adviser         Form ADV File No.

Sand Hill Advisors, Inc.                       801-17601
CSI Capital Management, Inc.                   801-14549
Third Millennium Investment Advisors, LLC      801-55720
Virginia Management Investment Corporation     801-55697
The London Company of Virginia                 801-46604
xGENx, LLC                                     801-57224
Global Assets Advisors, LLC                    801-46753
Commonwealth Capital Management, LLC           801-60040


Item 27.   Principal Underwriters.

(a)  (1)   First Dominion Capital Corp., also acts as underwriter to Vontobel
           Funds, Inc.

      (2) International Assets Advisory, LLC only acts as underwriter to the Class A Shares of the Registrant's Global e Fund.

(b)   (1)  First Dominion Capital Corp.

           The information required by this Item 27(b) with respect to each director, officer or partner of FDCC is incorporated herein by reference to Schedule A of Form BD, filed by FDCC with the SEC pursuant to the Securities Exchange Act of 1934, as amended (File No. 8-33719).

      (2)  International Assets Advisory, LLC.

           The information required by this Item 27(b) with respect to each director, officer or partner of International Assets Advisory, LLC is incorporated herein by reference to Schedule A of Form BD, filed by International Assets Advisory, LLC with the SEC pursuant to the Securities Exchange Act of 1934, as amended (File No. 8-027736).

(c)   Not Applicable.

Item 28.   Location Of Accounts And Records.

     The accounts, books or other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

(a)   Sand Hill Advisors, Inc.
      3000 Sand Hill Road
      Building 3, Suite 150
      Menlo Park, CA 94025
      (records relating to its function as investment adviser to the Sand Hill Portfolio Manager Fund).

(b)   CSI Capital Management, Inc.
      445 Bush Street, 5th Floor
      San Francisco, CA 94108
      (records relating to its function as investment adviser to the CSI Equity Fund and CSI Fixed Income Fund).

(c)   Third Millennium Investment Advisors, LLC
      1185 Avenue of the Americas
      New York, NY 10036
      (records relating to its function as investment adviser to the Third Millennium Russia Fund).

(d)   Virginia Management Investment Corporation
      7800 Rockfalls Drive
      Richmond, VA  23255
      (record relating to its function as investment adviser to The New Market
      Fund).

(e)   The London Company
      Riverfront Plaza, West Tower
      901 E. Byrd Street, Suite 1350A
      Richmond, VA 23219
      (records relating to its function as sub-adviser to The New Market Fund).

(f)   xGENx, LLC
      555 Quince Orchard Road, Suite 610
      Gaithersburg, MD 20878
      (records relating to its function as investment adviser to GenomicsFund.com and as sub-adviser to the Newby Fund).

(g)   Global Assets Advisors, LLC
      250 Park Avenue South, Suite 200
      Winter Park, FL 32789
      (records relating to its function as investment adviser to the Global e
      Fund).

(h)   Brown Brothers Harriman & Co.
      40 Water Street
      Boston, MA 02109
      (records relating to its functions as custodian for each Fund and accounting agent to the Third Millennium Russia Fund and Global e Fund).

(i)   Fund Services, Inc.
      1500 Forest Avenue, Suite 111
      Richmond, Virginia 23229
      (records relating to its function as transfer agent to the Funds).

(j)   Commonwealth Shareholder Services, Inc.
      1500 Forest Avenue, Suite 223
      Richmond, VA 23229
      (Registrant's Articles of Incorporation, By-Laws, Minute Books and records relating to its function as administrator to the Funds).

(k)   First Dominion Capital Corp.
      1500 Forest Avenue, Suite 223
      Richmond, VA 23229
      (records relating to its function as distributor for the Funds it services).

(l)   International Assets Advisory, LLC
      250 Park Avenue, South
      Suite 200
      Winter Park, FL 32789
      (records relating to its function as distributor for the Class A Shares of the Global e Fund).

(m)   Commonwealth Fund Accounting, Inc.
      1500 Forest Avenue, Suite 223
      Richmond, VA 23229
      (records relating to its function as fund accounting agent for the Funds it services).

(n)   Commonwealth Capital Management, LLC
      1500 Forest Avenue, Suite 223
      Richmond, VA 23229
      (records relating to its function as investment adviser to Newby Fund).

Item 29.   Management Services.

           There are no management-related service contracts not discussed in Parts A or B of this Form.

Item 30.   Undertakings.

           None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant has duly caused this Post-Effective Amendment No. 21 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Richmond, and the Commonwealth of Virginia on the 7th day of February, 2002.

                               THE WORLD FUNDS, INC.

                               By:  /s/ John Pasco, III
                                  ---------------------
                                    John Pasco, III,
                                    Chairman and Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 21 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature                 Title               Date


/s/ John Pasco, III
John Pasco, III      Director, Chairman       February 7, 2002
                     Chief Executive
                     Officer and Chief
                     Financial Officer

*/s/ Samuel Boyd, Jr.
Samuel Boyd, Jr.          Director             February 7 , 2002


*/s/ Paul M. Dickinson
Paul M. Dickinson         Director             February 7, 2002


*/s/ William E. Poist
William E. Poist          Director             February 7, 2002


*By:/s/ John Pasco, III
    John Pasco, III
    Attorney-in-fact
    pursuant to Powers-of-Attorney on file.

EXHIBIT NO.     DESCRIPTION

23(a)(14)       Articles of Amendment dated June 8, 2001, as filed with the
                State of Maryland on June 11, 2001, changing the name of the CSI
                Equity Fund Class B Shares to CSI Equity Fund Institutional shares.

23(a)(15)       Articles Supplementary dated January 18, 2002, as filed with the
                State of Maryland on January 22, 2002, dissolving the Monument
                EuroNet Fund.

23(d)(9)(a)     Investment Advisory Agreement dated December 12, 2000 between
                xGENx, LLC and the Registrant on behalf of the Newby Fund.

23(d)(9)(b)     Investment Advisory Agreement dated August 9, 2001 between
                Commonwealth Capital Management, LLC ("CCM") and the Registrant on behalf of the Newby Fund.

(23(d)(9)(c)    Sub-Advisory Agreement dated August 9, 2001 between CCM and
                xGENx, LLC on behalf of the Newby Fund.

23(h)(1)(h)     Administrative Services Agreement dated December 12, 2000
                between CSS and the Registrant on behalf of the Newby Fund.

23(h)(4)(e)     Expense Limitation Agreement dated December 12, 2000 between
                FDCC and the Registrant on behalf of the Service Shares of the Newby Fund.

23(h)(4)(f)     Expense Limitation Agreement dated December 1, 2001 between
                Commonwealth Capital Management, LLC and the Registrant on behalf of the Newby Fund.

23(j)(1)        Consent of Tait Weller and Baker.

23(j)(2)        Consent of Greenberg Traurig, LLP

                                                              EXHIBIT 23(a)(14)



                              THE WORLD FUNDS, INC.

                              Articles of Amendment


     THE WORLD FUNDS, INC., a Maryland corporation and an open-end investment company registered under the Investment Company Act of 1940, as amended, having its principal office in Baltimore City, Maryland (the "Company"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: In accordance with the requirements of Section 2-605 of the Maryland General Corporation Law, the Board of Directors of the Company, pursuant to resolutions adopted at a regular meeting of the Board of Directors held on May 8, 2001, has amended the Charter of the Company as follows:

     RESOLVED, that effective upon making any necessary filing with the Maryland Department of Assessments and Taxation, the Charter of the Company be, and it hereby is, amended to rename the authorized issued and unissued shares of the Company classified as the "CSI Equity Fund Class Y" shares to the "CSI Equity Fund Investor" shares of the Company; and

     FURTHER RESOLVED, that effective upon making any necessary filing with the Maryland Department of Assessments and Taxation, the Charter of the Company be, and it hereby is, amended to rename the authorized issued and unissued shares of the Company classified as the "CSI Equity Fund Class B" shares to the "CSI Equity Fund Institutional" shares of the Company.

     SECOND: In accordance with the requirements of Section 2-603 of the Maryland General Corporation Law, the Board of Directors of the Company, pursuant to resolutions adopted at a regular meeting of the Board of Directors held on May 8, 2001, has amended the Charter of the Company as follows:

     RESOLVED, that effective upon making any necessary filing with the Maryland Department of Assessments and Taxation, the Charter of the Company be, and it hereby is, amended to eliminate the automatic conversion right of the "CSI Equity Fund Institutional" shares (formerly known as the "CSI Equity Fund Class B" shares), and that such shares, when issued, have no conversion feature.

     THIRD: The foregoing amendments to the Charter have been duly approved by at least a majority of the Board of Directors of the Company. The amendments are limited to changes expressly permitted to be made without action of the stockholders under Sections 2-603 and 2-605 of the Maryland General Corporation Law.

     FOURTH: The Articles of Amendment will become effective at the time of filing.

     IN WITNESS WHEREOF, The Company has duly caused these Articles of Amendment to be signed in its name and on its behalf as of this 8th day of June, 2001.


Attest:                             THE WORLD FUNDS, INC.



/s/ Darryl S. Peay                  /s/ John Pasco, III
--------------------------          --------------------------
Name: Darryl S. Peay                Name: John Pasco, III
Title:     Assistant Secretary            Title:    Chairman of the Board and
                                    Chief Executive Officer

     THE UNDERSIGNED, Chairman of the Board and Chief Executive Officer of the Company, who executed on behalf of said Company the foregoing Articles of Amendment to the Charter, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Company, the foregoing Articles of Amendment to the Charter to be the corporate act of said Company and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.


/s/ John Pasco, III
Name:    John Pasco, III
Title:   Chairman of the Board and
         Chief Executive Officer

                                                              EXHIBIT 23(a)(15)

                              THE WORLD FUNDS, INC.

                             Articles Supplementary


     The World Funds, Inc., a Maryland corporation having its principal office in Baltimore, Maryland (the "Corporation"), and an open-end investment company registered under the Investment Company Act of 1940, as amended, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: In accordance with the requirements of Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Corporation has reclassified all Fifty Million (50,000,000) unissued shares of the Monument EuroNet Fund, which had been further reclassified as follows: Twenty Million (20,000,000) shares for Class A Shares; Fifteen Million (15,000,000) shares for Class B Shares; and Fifteen Million (15,000,000) shares for Class C Shares, as unclassified shares, pursuant to the following resolutions adopted by the Board of Directors of the Corporation on August 10, 2001:

     RESOLVED, that following the liquidation of the Monument EuroNet Fund, all shares of the Monument EuroNet Fund shall be reclassified as authorized, unissued and unclassified shares, and that, to the extent necessary, the
Corporation's Charter shall be amended to effect such cancellation and reclassification; and

     FURTHER RESOLVED, that the appropriate officers of the Corporation be, and each hereby is, authorized to execute and deliver, on behalf of the Corporation, such further instruments, certificates, and other documents and to perform such other acts as they determine, with the advice of counsel, to be necessary or desirable to carry out such cancellation and reclassification, such determination to be conclusively evidenced by such actions.

     SECOND: The shares of capital stock hereby reclassified shall be unclassified, and shall have all the rights and privileges and characteristics as set forth in the Corporation's Articles of Incorporation with respect to unclassified shares.

     THIRD: The shares of capital stock of the Corporation reclassified pursuant to the resolutions set forth in Article FIRST have been reclassified by the Corporation's Board of Directors under the authority contained in the Articles of Incorporation of the Corporation.

     FOURTH: The total number of shares of capital stock which the Corporation presently is authorized to issue remains Seven Hundred and Fifty Million (750,000,000) shares, with a par value of One Cent ($0.01) per share, having an aggregate par value of Seven Million Five Hundred Thousand Dollars ($7,500,000) and classified as follows:

                                NUMBER OF SHARES
                             OF COMMON STOCK       AGGREGATE
      NAME OF SERIES            ALLOCATED          PAR VALUE

Sand Hill Portfolio
Manager Fund
      Class Y Shares            15,000,000         $150,000
      Class A Shares            15,000,000          150,000
      Class B Shares            10,000,000          100,000
      Class C Shares            10,000,000          100,000
CSI Fixed Income Fund           50,000,000          500,000
CSI Equity Fund
      Investor Shares           15,000,000          150,000
      Class A Shares            15,000,000          150,000
      Institutional Shares      10,000,000          100,000
      Class C Shares            10,000,000          100,000
The New Market Fund             50,000,000          500,000
Third Millennium Russia         50,000,000          500,000
Fund
GenomicsFund.com
      Class Y Shares            15,000,000          150,000
      Class A Shares            15,000,000          150,000
      Class B Shares            10,000,000          100,000
      Class C Shares            10,000,000          100,000
Global e Fund
      Class A Shares            25,000,000          250,000
      Class B Shares            25,000,000          250,000
Newby Fund
      Investor Class Shares     25,000,000          250,000
      Service Class Shares      25,000,000          250,000

Unclassified Shares            350,000,000         3,500,000
                               -----------         ---------

                     TOTAL
                               750,000,000        $7,500,000

     IN WITNESS WHEREOF, The World Funds, Inc. has caused these Articles Supplementary to be signed in its name and on its behalf this 18th day of January, 2002.


                                    /s/ John Pasco, III
                                    John Pasco, III
                                    Chairman and
                                    Chief Executive Officer

/s/ Darryl S. Peay
Darryl S. Peay
Assistant Secretary



     THE UNDERSIGNED, Chairman and Chief Executive Officer of The World Funds, Inc. who executed on behalf of said Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles Supplementary to be the corporate act of said Corporation and further certifies that to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.


                                    /s/ John Pasco, III
                                    John Pasco, III
                                    Chairman and Chief Executive Officer


Attest:


/s/ Darryl S. Peay
Darryl S. Peay
Assistant Secretary

                                                            EXHIBIT 23(d)(9)(a)



                          INVESTMENT ADVISORY AGREEMENT


     Investment Advisory Agreement (the "Agreement") dated this 12th day of December, 2000 by and between THE WORLD FUNDS, INC., a Maryland corporation (herein called the "Fund"), and xGENx, LLC, a Maryland Limited Liability Company (the "Adviser") a registered investment adviser under the Investment Advisers Act of 1940, as amended.

     WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series of shares, each having its own investment policies; and

     WHEREAS, the Fund desires to retain the Adviser to furnish investment advisory and management services to certain portfolios of the Fund, subject to the control of the Fund's Board of Directors, and the Adviser is willing to so furnish such services;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be bound, it is agreed between the parties hereto as follows:

     1. Appointment. The Fund hereby appoints the Adviser to act as the Adviser to the Newby Fund series of the Fund (the "Portfolio") for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

     2. Duties of the Adviser. The Fund employs the Adviser to manage the investments and reinvestment of the assets of the Portfolio, and to continuously review, supervise, and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold, to provide the Fund and Commonwealth Shareholder Services, Inc. (the "Administrator") with records concerning the Adviser's activities which the Fund is required to maintain, and to render regular reports to the Fund's Officers and Board of Directors and to the Administrator concerning the Adviser's discharge of the foregoing responsibilities.

     The Adviser shall discharge the foregoing responsibilities subject to the control of the Fund's Board of Directors and in compliance with such policies as the Board may from time to time establish, and in compliance with the objectives, policies, and limitations for the Portfolio as set forth in its Prospectus and Statement of Additional Information, as amended from time to time, and applicable laws and regulations.

     The Fund will instruct each of its agents and contractors to cooperate in the conduct of the business of the Portfolio.

     The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings, and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

     3. Portfolio Transactions. The Adviser is authorized to select the brokers and dealers that will execute the purchases and sales of portfolio securities for the Portfolio and is directed to use its best efforts to obtain the best price and execution for the Portfolio's transactions in accordance with the policies of the Fund as set forth from time to time in the Portfolio's Prospectus and Statement of Additional Information. The Adviser will promptly communicate to the Fund and to the Administrator such information relating to portfolio transactions as they may reasonably request.

     It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to an unaffiliated broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Portfolio's Prospectus and Statement of Additional Information. Subject to the foregoing, the Adviser may direct any transaction of the Portfolio to a broker which is affiliated with the Adviser in accordance with, and subject to, the policies and procedures approved by the Board of Directors of the Fund pursuant to Rule 17e-1 under the 1940 Act. Such brokerage services are not deemed to be provided under this Agreement.

     4. Compensation of the Adviser. For the services to be rendered by the Adviser under this Agreement, the Portfolio shall pay to the Adviser, and the Adviser will accept as full compensation a fee, accrued daily and payable within five (5) business days after the last business day of each month, a base advisory fee calculated at the annual rate of 1.25% of the Fund's daily net assets (the "Base Fee"). After the Fund has completed one full year of investment operations, the Base Fee will be adjusted each month if the investment performance of the Fund exceeds or fails to meet certain performance criteria. The maximum increase or decrease in the fee to be paid during each succeeding month will be 1.00% per annum, in steps of 0.25%. No increase or decrease will occur unless the Fund outperforms or under-performs the specified index by more than 2.00% per annum.

     The performance of the Fund will be measured against the performance of the Russell 3000 Index (the "Index"). Once the performance of the Fund for the preceding twelve-month period exceeds the performance of the Index by 2.00% the monthly fee will increase by 0.25% per annum for each additional percentage point in excess of 2.00%. Likewise, once the performance of the Fund lags the performance of the Index by 2.00% the monthly fee will be decreased by 0.25% per annum for each additional percentage point the investment record of the Index exceeds the performance of the Fund. This adjustment is referred to as the "Fee Adjustment." The maximum or minimum Fee Adjustment, if any, will be 1.00% annually. Therefore, the maximum annual fee payable to the Adviser will be 2.25% of average daily net assets and the minimum annual fee will be 0.25%. During the first twelve months of operations, the advisory fee will be charged at the Base Fee of 1.25% with no performance adjustment.

     In determining the Fee Adjustment, if any, applicable during any month, the Adviser will compare the investment performance of the Fund for the twelve-month period ending on the last day of the prior month (the "Performance Period") to the investment record of the Index during the Performance Period. The investment performance of the Fund will be determined by adding together (1) the change in the NAV during the Performance Period; (2) the value of cash distributions made by the Fund to shareholders to the end of the Performance Period; and (3) the value of capital gains per share, if any, paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period, and will be expressed as a percentage of its net asset value per share at the beginning of the performance Period. The investment record of the Index will be determined by adding together (1) the change in the level of the Index during the Performance Period; and (2) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the Performance Period, and will be expressed as a percentage of the Index at the beginning of such period.

     After it determines any Fee Adjustment, the Fund will determine the dollar amount of additional fees or fee reductions to be accrued for each day of a month by multiplying the Fee Adjustment by the average daily net assets of the Fund during the Performance Period and dividing that number by the number of days in the Performance Period. The advisory fee is accrued daily and paid monthly.

     The following table illustrates the calculation of the fee rates if the Fund outperforms the Russell 3000 Index:

Performance over
Russell 3000 Index        Advisory Fee

       2.00%              1.25% (no increase in Base Fee)
       4.00%              1.50%
       6.00%              1.75%
       8.00%              2.00%
      10.00%              2.25%

     The following table illustrates the calculation of the fee rate if the Fund under performs the Russell 3000 Index:

Performance under
Russell 3000 Index        Advisory Fee

       2.00%              1.25% (no decrease in Base Fee)
       4.00%              1.00%
       6.00%              0.75%
       8.00%              0.50%
      10.00%              0.25%

     The Russell 3000 Index consists of 3,000 stocks, primarily issued by U.S. companies, that includes issues of all sizes , from large to small capitalization companies. The Index is not managed; therefore, its performance does not reflect management fees and other expenses associated with the Fund.

     If the directors determine at some future date that another securities index is a better representative of the composition of the Fund than is the Russell 3000 Index, the directors may change the securities index used to compute the Fee Adjustment. If the directors do so, the new securities index (the "New Index") will be applied prospectively to determine the amount of the Fee Adjustment. The Index will continue to be used to determine the amount of the Fee Adjustment for that part of the Performance Period prior to the effective date of the New Index. A change in the Index will be submitted to shareholders for their approval unless the U. S. Securities and Exchange Commission (the "SEC") determines that shareholder approval is not required.

     The amount the Fund will pay to the Adviser in performance fees is not susceptible to estimation, since it depends upon the future performance of the Fund and the Index.


     All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

     5. Expenses. During the term of this Agreement, the Adviser will pay --------- all expenses incurred by it in connection with the management of the Fund. Notwithstanding the foregoing, the Portfolio shall pay the expenses and costs of the Portfolio for the following:

           a.   Taxes;

           b.   Brokerage  fees  and  commissions   with  regard  to  portfolio
                transactions;

           c. Interest charges, fees and expenses of the custodian of the securities;

           d. Fees and expenses of the Fund's transfer agent and the Administrator;

           e.   Its proportionate share of auditing and legal expenses;

           f.   Its   proportionate   share  of  the  cost  of  maintenance  of
                corporate existence;

           g. Its proportionate share of compensation of directors of the Fund who are not interested persons of the Adviser as that term is defined by law;

           h.   Its proportionate share of the costs of corporate meetings;

           i. Federal and State registration fees and expenses incident to the sale of shares of the Portfolio;

           j. Costs of printing and mailing Prospectuses for the Portfolio's shares, reports and notices to existing shareholders;

           k. The Advisory fee payable to the Adviser, as provided in paragraph 4 herein;

           l. Costs of recordkeeping (other than investment records required to be maintained by the Adviser), and daily pricing;

           m. Distribution expenses in accordance with any Distribution Plan as and if approved by the shareholders of the Portfolio; and

           n. Expenses and taxes incident to the failure of the Portfolio to qualify as a regulated investment company under the provisions of the Internal Revenue Code of 1986, as amended, unless such expenses and/or taxes arise from the negligence of another party.

     6. Reports. The Fund and the Adviser agree to furnish to each other, if applicable, current information required for the preparation by such parties of prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of their financial statements, and to furnish to each other such other information and documents with regard to their affairs as each may reasonably request.

     7. Status of the Adviser. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

     Pursuant to comparable agreements, the Fund may also retain the services of the Adviser to serve as the investment adviser of other series of the Fund.

     8. Books and Records. In compliance with the requirements of the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Adviser further agrees to preserve for the periods prescribed by the 1940 Act, and the rules or orders thereunder, the records required to be maintained by the 1940 Act.

     9. Limitation of Liability of Adviser. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. (As used in this Paragraph 9, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

     10. Permissible Interests. Directors, agents, and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as directors, officers, or shareholders, or otherwise; directors, officers, agents, and shareholders of the Adviser are or may be interested in the Fund as directors, officers, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as a shareholder or otherwise. In addition, brokerage transactions for the Fund may be effected through affiliates of the Adviser if approved by the Fund's Board of Directors, subject to the rules and regulations of the Securities and Exchange Commission, and the policies and procedures adopted by the Fund.

     11. License of Adviser's Name. The Adviser hereby authorizes the Fund to use the name "Newby Fund" for the Portfolio. The Fund agrees that if this Agreement is terminated it will promptly re-designate the name of the Portfolio to eliminate any reference to the name "Newby Fund" or any derivation thereof unless the Adviser waives this requirement in writing.

     12. Duration and Termination. This Agreement shall become effective on the date first above written subject to its approval by the shareholders of the Portfolio and unless sooner terminated as provided herein, shall continue in effect for two (2) years from that date. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually (a) by the vote of a majority of those members of the Fund's Board of Directors who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of either the Board of Directors or of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio. Notwithstanding the foregoing, this Agreement may be terminated by the Portfolio or by the Fund at any time on sixty (60) days written notice, without the payment of any penalty, provided that termination must be authorized either by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio or by the Adviser on sixty (60) days written notice. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

     13. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act).

     14. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the address stated below, or at such other address as either party may advise in writing:

           (a)  To the Fund at:       1500 Forest Avenue
                                      Suite 223
                                      Richmond, VA 23229

           (b)  To the Adviser at:    555 Quince Orchard Road
                                      Suite 610
                                      Gaithersburg, MD 20878

     15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

     16. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Maryland, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Maryland, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

     17. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                                xGENx, LLC


                                BY:        /s/ SteveNewby
                                  -----------------------------------
                                    Steve Newby
                                    Chairman

                               THE WORLD FUNDS, INC.



                               BY:         /s/ John Pasco, III
                                  -----------------------------------
                                    John Pasco, III
                                    Chairman

                                                           EXHIBIT 23 (d)(9)(b)

                          INVESTMENT ADVISORY AGREEMENT


     Investment Advisory Agreement (the "Agreement") dated August 9, 2001 by and between THE WORLD FUNDS, INC., a Maryland corporation (herein called the "Company"), and Commonwealth Capital Management, LLC, a Virginia limited liability company (the "Adviser"), a registered investment adviser under the Investment Advisers Act of 1940, as amended.

     WHEREAS, the Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series of shares, each having its own investment objective and policies; and

     WHEREAS, the Company desires to retain the Adviser to furnish investment advisory and management services to certain portfolios of the Company, subject to the control of the Company's Board of Directors, and the Advisor is willing to so furnish such services;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be bound, it is agreed between the parties hereto as follows:

     1. Appointment. The Company hereby appoints the Adviser to act as the adviser to the NEWBY FUND series of the Company (the "Fund") for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

     2. Duties of the Adviser. The Company employs the Adviser to manage the investments and reinvestment of the assets of the Fund, and to continuously review, supervise, and administer the investment program of the Fund, to determine in its discretion the securities to be purchased or sold, to provide the Company and Commonwealth Shareholder Services, Inc. (the "Administrator") with records concerning the Adviser's activities which the Company is required to maintain, and to render regular reports to the Company's Officers and Board of Directors and to the Administrator concerning the Adviser's discharge of the foregoing responsibilities.

     The Adviser shall discharge the foregoing responsibilities subject to the control of the Company's Board of Directors and in compliance with such policies as the Board may from time to time establish, and in compliance with the objectives, policies, and limitations for the Fund as set forth in the Company's Prospectuses and Statement of Additional Information, as amended from time to time, and applicable laws and regulations. The Company will instruct each of its agents and contractors to cooperate in the conduct of the business of the Fund.

     The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings, and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

     3. Sub-Advisers. It is understood that the Adviser may from time to time employ or associate itself with such person or persons as the Adviser may believe to be particularly fitted to assist in the performance of this Agreement; provided, however, that the compensation of such person or persons shall be paid by the Adviser and that the Adviser shall be as fully responsible to the Company for the acts and omissions of any sub-adviser as it is for its own acts and omissions. Without limiting the generality or the foregoing, it is agreed that investment advisory services to the Fund may be provided by a sub-adviser acceptable to the Company and the Adviser and approved in accordance with the provisions of the 1940 Act. In the event that any sub-adviser appointed hereunder is terminated, the Adviser may provide investment advisory services pursuant to this Agreement to the Fund without further shareholder approval.

     4. Portfolio Transactions. The Adviser is authorized to select the brokers and dealers that will execute the purchases and sales of portfolio securities for the Fund and is directed to use its best efforts to obtain the best price and execution for the Fund's transactions in accordance with the policies of the Company as set forth from time to time in the Prospectuses and Statement of Additional Information. The Adviser will promptly communicate to the Company and to the Administrator such information relating to portfolio transactions as they may reasonably request.

     It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Company or be in breach of any obligation owing to the Company under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Company to an unaffiliated broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Prospectuses and Statement of Additional Information. Subject to the foregoing, the Adviser may direct any transaction of the Fund to a broker which is affiliated with the Adviser in accordance with, and subject to, the policies and procedures approved by the Board of Directors of the Company pursuant to Rule 17e-1 under the 1940 Act. Such brokerage services are not deemed to be provided under this Agreement.

     5. Compensation of the Adviser. For the services to be rendered by the Adviser under this Agreement, the Company shall pay to the Adviser compensation at the rate specified in the Schedule attached hereto and made a part of this Agreement. Such compensation shall be paid to the Adviser within five (5) business days after the last business day of each month.

     All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

     6. Expenses. During the term of this Agreement, the Adviser will pay all --------- expenses incurred by it in connection with the management of the Fund. Notwithstanding the foregoing, the Fund shall pay the expenses and costs of the Fund for the following:

           (1)  Taxes;

           (2)  Brokerage  fees  and  commissions   with  regard  to  portfolio
                transactions;

           (3) Interest charges, fees and expenses of the custodian of the securities;

           (4) Fees and expenses of the Company's transfer agent and the Administrator;

           (5)  Its proportionate share of auditing and legal expenses;

           (6)  Its   proportionate   share  of  the  cost  of  maintenance  of
                corporate existence;

           (7) Its proportionate share of compensation of directors of the Company who are not interested persons of the Adviser as that term is defined by law;

           (8)  Its proportionate share of the costs of corporate meetings;

           (9) Federal and State registration fees and expenses incident to the sale of shares of the Fund;

           (10) Costs of printing and mailing Prospectuses for the Fund's shares, reports and notices to existing shareholders;

           (11) The advisory fee payable to the Adviser, as provided in paragraph 5 herein;

           (12) Costs of record keeping (other than investment records required to be maintained by the Adviser), and daily pricing;

           (13) Distribution expenses in accordance with any Distribution Plan as and if approved by the shareholders of the Fund; and

           (14) Expenses and taxes incident to the failure of the Fund to qualify as a regulated investment company under the provisions of the Internal Revenue Code of 1986, as amended, unless such expenses and/or taxes arise from the negligence of another party.

     If the expenses projected to be borne by the Fund (exclusive of interest, brokerage commissions, taxes and extraordinary items, but inclusive of advisory fees) in any fiscal year are expected to exceed any applicable state expense limitation provision to which the Company is subject, the advisory fee payable by the Fund to the Adviser shall be reduced on each day such fee is accrued to the extent of that day's portion of such excess expenses. The amount of such reduction shall not exceed the actual amount of the advisory fee otherwise payable in such year. Accruals of expenses and adjustment to advisory fees otherwise payable under this Agreement, and the amounts payable monthly in accordance with this Agreement, shall be adjusted as required from month to month.

     It is understood that the Company will register its shares in states which impose expense limitations on mutual funds only with the prior written consent of the Adviser and, if consent is granted, the Adviser agrees to reimburse the Company for any excess expenses incurred over such states' limitation up to a maximum of its advisory fee.

     7. Reports. The Company and the Adviser agree to furnish to each other, if applicable, current information required for the preparation by such parties of prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of their financial statements, and to furnish to each other such other information and documents with regard to their affairs as each may reasonably request.

     8. State of the Adviser. The services of the Adviser to the Company are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Company are not impaired thereby.

     Pursuant to comparable agreements, the Company may also retain the services of the Adviser to serve as the investment adviser of other series of the Company.

     9. Books and Records. In compliance with the requirements of the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Company are the property of the Company, and further agrees to surrender promptly to the Company any of such records upon the Company's request. The Adviser further agrees to preserve for the periods prescribed by the 1940 Act, and the rules or orders there under, the records required to be maintained by the 1940 Act.

     10. Limitation of Liability of Adviser. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (as used in this paragraph 10, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

     11. Permissible Interest. Directors, agents, and shareholders of the Company are or may be interested in the Adviser (or any successor thereof) as directors, officers, or shareholders, or otherwise; directors, officers, agents and shareholders of the Adviser are or may be interested in the Company as directors, officers, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Company as a shareholder or otherwise. In addition, brokerage transactions for the Company may be effected through affiliates of the Adviser if approved by the Company's Board of Directors subject to the rules and regulations of the U. S. Securities and Exchange Commission, and the policies and procedures adopted by the Company.

     12. Duties and Termination. This Agreement shall become effective on the date first above written subject to its approval by the shareholders of the Fund and unless sooner terminated as provided herein, shall continue in effect for two (2) years from that date. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually (a) by the vote of a majority of those members of the Company's Board of Directors who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of either the Board of Directors or of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Fund. Notwithstanding the foregoing, this Agreement may be terminated by the Fund or by the Company at any time on sixty (60) days written notice, without the payment of any penalty, provided that termination must be authorized either by vote of the Company's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund or by the Adviser on sixty (60) days written notice. This Agreement will automatically terminate in the event of its assignment (as that term in defined in the 1940 Act).

     13. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

     14. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the address stated below:

           (a)  To the Company at:

                          1500 Forest Avenue
                          Suite 223
                          Richmond, VA 23229

           (b)  To the Adviser at:

                          1500 Forest Avenue
                          Suite 223
                          Richmond, VA 23229

     15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

     16. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Maryland, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Maryland, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

     17. Counterparts. This Agreement may be executed in two or more ------------- counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                          COMMONWEALTH CAPITAL MANAGEMENT, LLC


                          BY:  /s/ John Pasco, III
                               --------------------------
                          Name:   John Pasco, III
                          Title:  Chairman of the Board and
                                  Chief Executive Officer



                          THE WORLD  FUNDS, INC.



                          BY:  /s/ John Pasco, III
                               --------------------------
                          Name:   John Pasco, III
                          Title:  Chairman of the Board

                                  SCHEDULE A TO

                          INVESTMENT ADVISORY AGREEMENT

                                 BY AND BETWEEN

         THE WORLD FUNDS, INC AND COMMONWEALTH CAPITAL MANAGEMENT, LLC

                                ON BEHALF OF THE

                                   NEWBY FUND




     Pursuant to Paragraph 5 of the Investment Advisory Agreement, dated August 9, 2001, between The World Funds, Inc. (the "Company") and Commonwealth Capital Management, LLC (the "Adviser") for the Newby Fund series of the Company (the "Fund"), the Company shall pay to the Adviser compensation at an annual rate as follows:

Fund

Newby Fund

Fee

     1.25% of the Fund's daily net assets (the "Base Fee"). This Base Fee will be adjusted, on a monthly basis (1) upward at the rate of 0.20%, on a pro rata basis, for each percentage point the investment performance exceeds the sum of 2.00% of the investment record of the Russell 3000 Index (the "Index"); or (2) downward at the rate of 0.20%, on a pro rata basis, for each percentage point the investment record of the Index less 2.00% exceeds the investment performance of the shares of the Fund (the "Fee Adjustment"). The maximum or minimum adjustment, if any, will be 1.00% annually. Therefore, the maximum annual fee payable to the Adviser will be 2.25% of average daily net assets and the minimum annual fee will be 0.25%. During the first twelve months of operations, the advisory fee will be charged at the Base Fee of 1.25% with no performance adjustment.

     Adviser will compare the investment performance of the Fund for the twelve-month period ending on the last day of the prior month (the "Performance Period") to the investment record of the Index during the Performance Period. The investment performance of the Fund will be determined by adding together (1) the change in the NAV during the Performance Period; (2) the value of cash distributions made by the Fund to shareholders to the end of the Performance Period; and (3) the value of capital gains per share, if any, paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period, and will be expressed as a percentage of its net asset value per share at the beginning of the Performance Period. The investment record of the Index will be determined by adding together (1) the change in the level of the Index during the Performance Period; and (2) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the Performance Period, and will be expressed as a percentage of the Index at the beginning of such period.


     After it determines any Fee Adjustment, the Fund will determine the dollar amount of additional fees or fee reductions to be accrued for each day of a month by multiplying the Fee Adjustment by the average daily net assets of the Fund during the Performance Period and dividing that number by the number of days in the Performance Period. The advisory fee, is accrued daily and paid monthly.

     For the first twelve months of the Fund's operations, the advisory fee will be charged at the Base Fee of 1.25%, with no performance adjustment. Thereafter, the Base Fee will be adjusted as described above.

     If the Fund outperforms the Russell 3000 Index by more than 2.00%, the Base Fee is adjusted as follows:

% Performance over
Russell 3000 Index             Advisory Fee

       2.00%                   1.25% (no increase in Base Fee)
       4.00%                   1.50%
       6.00%                   1.75%
       8.00%                   2.00%
      10.00%                   2.25%

     If the Fund underperforms the Russell 3000 Index by more than 2.00%, the Base Fee is adjusted as follows:

% Performance under
Russell 3000 Index             Advisory Fee

       2.00%                   1.25% (no decrease in Base Fee)
       4.00%                   1.00%
       6.00%                   0.75%
       8.00%                   0.50%
      10.00%                   0.25%

     The Russell 3000 Index consists of 3,000 stocks, primarily issued by U.S. companies, that includes issues of all sizes , from large to small capitalization companies. The Index is not managed; therefore, its performance does not reflect advisory fees and other expenses associated with the Fund.

     If the Directors determine at some future date that another securities index is a better representative of the composition of the Fund than is the Russell 3000 Index, the Directors may change the securities index used to compute the Fee Adjustment. If the directors do so, the new securities index (the "New Index") will be applied prospectively to determine the amount of the Fee Adjustment. The Index will continue to be used to determine the amount of the Fee Adjustment for that part of the Performance Period prior to the effective date of the New Index. A change in the Index will be submitted to shareholders for their approval unless the U. S. Securities and Exchange Commission (the "SEC") determines that shareholder approval is not required.

     The amount the Fund will pay to the Adviser in performance fees is not susceptible to estimation, since it depends upon the future performance of the Fund and the Index.

                                                           EXHIBIT 23 (d)(9)(c)



                             SUB-ADVISORY AGREEMENT


     Investment Advisory Agreement (the "Agreement") dated August 9, 2001 by and between Commonwealth Capital Management, LLC, a Virginia limited liability company (the "Adviser"), a registered investment adviser under the Investment Advisers Act of 1940, as amended, and xGENx, LLC, a Maryland limited liability company (the "Sub-Adviser"), a registered investment adviser under the Investment Advisers Act of 1940, as amended.

     WHEREAS, The World Funds, Inc. (the "Company") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and consists of several series of shares, each having its own investment objective and policies;

     WHEREAS, the Company has retained the Adviser to furnish investment advisory and management services to the NEWBY FUND series of the Company (the "Fund"), subject to the control of the Company's Board of Directors, and the Adviser is willing to so furnish such services; and

     WHEREAS, the Adviser desires to retain the Sub-Adviser to assist it in furnishing investment advisory and management services to the Fund, subject to the control of the Adviser, and the Sub-Adviser is willing to so furnish such services;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be bound, it is agreed between the parties hereto as follows:

     1. Appointment. The Adviser, as permitted by the Adviser's Investment Advisory Agreement, hereby appoints the Sub-Adviser to act as the sub-adviser to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

     2. Duties of the Sub-Adviser. Subject to the supervision of the Adviser, the Sub-Adviser will assist the Adviser in managing the investment and reinvestment of the assets of the Fund, and will continuously review, supervise, and administer the investment program of the Fund, to determine in its discretion the securities to be purchased or sold, to provide the Company and Commonwealth Shareholder Services, Inc. (the "Administrator") with records concerning the Sub-Adviser's activities which the Company is required to maintain, and to render regular reports to the Adviser, the Company's Officers and Board of Directors and to the Administrator concerning the Sub-Adviser's discharge of the foregoing responsibilities.

     The Sub-Adviser shall discharge the foregoing responsibilities subject to the control of the Adviser and the Company's Board of Directors and in compliance with such policies as the Board may from time to time establish, and in compliance with the objectives, policies, and limitations for the Fund as set forth in the Company's Prospectuses and Statement of Additional Information, as amended from time to time, and applicable laws and regulations. The Company will instruct each of its agents and contractors to cooperate in the conduct of the business of the Fund.

     The Sub-Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings, and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

     3. Portfolio Transactions. The Sub-Adviser is authorized to select the brokers and dealers that will execute the purchases and sales of portfolio securities for the Fund and is directed to use its best efforts to obtain the best price and execution for the Fund's transactions in accordance with the policies of the Company as set forth from time to time in the Prospectuses and Statement of Additional Information. The Sub-Adviser will promptly communicate to the Company and to the Administrator such information relating to portfolio transactions as they may reasonably request.

     It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Company or be in breach of any obligation owing to the Company under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Company to an unaffiliated broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Prospectuses and Statement of Additional Information. Subject to the foregoing, the Sub-Adviser may direct any transaction of the Fund to a broker which is affiliated with the Adviser or Sub-Adviser in accordance with, and subject to, the policies and procedures approved by the Board of Directors of the Company pursuant to Rule 17e-1 under the 1940 Act. Such brokerage services are not deemed to be provided under this Agreement.

     4. Compensation of the Sub Adviser. For the services to be rendered by the Sub-Adviser under this Agreement, the Adviser shall pay to the Sub-Adviser compensation at the rate specified in the Schedule attached hereto and made a part of this Agreement. Such compensation shall be paid to the Sub-Adviser within five (5) business days after the last business day of each month.

     All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

     5. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund.

     6. Reports. The Sub-Adviser agrees to furnish to the Adviser and the Company current information required for the preparation by such parties of prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of the Fund's financial statements, and to furnish such other information and documents with regard to its affairs as each may reasonably request.

     7. State of the Sub-Adviser. The services of the Sub-Adviser to the Adviser and to the Company are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others so long as its services to the Adviser and to the Company are not impaired thereby.

     Pursuant to comparable agreements, the Adviser and/or the Company may also retain the services of the Sub-Adviser to serve as the investment adviser or sub-adviser of other series of the Company.

     8. Books and Records. In compliance with the requirements of the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Company are the property of the Company, and further agrees to surrender promptly to the Company any of such records upon the Company's request. The Sub-Adviser further agrees to preserve for the periods prescribed by the 1940 Act, and the rules or orders there under, the records required to be maintained by the 1940 Act.

     9. Limitation of Liability of Sub-Adviser. The duties of the Sub-Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Sub-Adviser hereunder. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or the Adviser in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (as used in this paragraph 9, the term "Sub-Adviser" shall include directors, officers, employees and other corporate agents of the Sub-Adviser as well as that corporation itself).

     10. Permissible Interest. Directors, agents, and shareholders of the Company or the Adviser are or may be interested in the Sub-Adviser (or any successor thereof) as directors, officers, or shareholders, or otherwise; directors, officers, agents and shareholders of the Sub-Adviser are or may be interested in the Company or the Adviser as directors, officers, shareholders or otherwise; and the Sub-Adviser (or any successor) is or may be interested in the Company or the Adviser as a shareholder or otherwise. In addition, brokerage transactions for the Company may be effected through affiliates of the Adviser or Sub-Adviser if approved by the Company's Board of Directors subject to the rules and regulations of the Securities and Exchange Commission, and the policies and procedures adopted by the Company.

     11. License of Sub-Adviser's Name. The Sub-Adviser hereby authorizes the Company to use the name "Newby" for the Fund. The Company agrees that if this Agreement is terminated it will promptly redesignate the name of the Fund to eliminate any reference to the name "Newby" or any derivation thereof unless the Sub-Adviser waives this requirement in writing.

     12. Duties and Termination. This Agreement shall become effective on the date first above written subject to its approval by the shareholders of the Fund and unless sooner terminated as provided herein, shall continue in effect for two (2) years from that date. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually (a) by the vote of a majority of those members of the Company's Board of Directors who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of either the Board of Directors or of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Fund. Notwithstanding the foregoing, this Agreement may be terminated by the Adviser, the Fund or by the Company at any time on sixty (60) days written notice, without the payment of any penalty, provided that termination must be authorized either by vote of the Company's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund or by the Sub-Adviser on sixty
(60) days written notice. This Agreement will automatically terminate upon the termination of the Investment Advisory Agreement between the Adviser and the Company with respect to the Fund. This Agreement will automatically terminate in the event of its assignment (as that term in defined in the 1940 Act).

     13. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

     14. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the address stated below:

           (a)  To the Company at:

                          1500 Forest Avenue
                          Suite 223
                          Richmond, VA 23229

           (b)  To the Adviser at:

                          1500 Forest Avenue
                          Suite 223
                          Richmond, VA 23229

           (c)  To the Sub-Adviser at:

                          555 Quince Orchard Road
                          Suite 610
                          Gaithersburg, Maryland 20878

     15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

     16. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Maryland, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Maryland, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

     17. Counterparts. This Agreement may be executed in two or more ------------- counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                          COMMONWEALTH CAPITAL MANAGEMENT, LLC


                          BY:  /s/ John Pasco, III
                               -------------------------------
                          Name:   John Pasco, III
                          Title:  Chairman of the Board and
                                  Chief Executive Officer



                          xGENx, LLC



                          BY:  /s/ Steve Newby
                               --------------------------
                          Name:   Steve Newby
                          Title:  President and Chief Executive Officer

                            SCHEDULE A TO

                       SUB-ADVISORY AGREEMENT

                           BY AND BETWEEN

         COMMONWEALTH CAPITAL MANAGEMENT, LLC AND xGENx, LLC

                          ON BEHALF OF THE

                             NEWBY FUND




     Pursuant to Paragraph 4 of the Sub-Advisory Agreement, dated August 9, 2001, between Commonwealth Capital Management, LLC (the "Adviser") and xGENx, LLC (the "Sub-Adviser") for the Newby Fund series of The World Funds, Inc., the Adviser shall pay to the Sub-Adviser compensation at an annual rate as follows:

Fund

Newby Fund

Fee

     The amount of such fee shall be 50% of the investment advisory fee received by the Adviser on the assets which are subject to the supervision of the Sub-Adviser less 50% of any reduction in such Base Fee resulting from:

      a. Any reduction of the fee paid by the Fund on such assets pursuant to any agreement relating to the reimbursement of organizational expenses of the Fund initially advanced by and repayable to the Adviser; or

      b. Any contractual and/or voluntary reduction of the fee paid by the Fund on such assets, if the voluntary reduction is agreed to by the Sub-Adviser in writing in advance of such reduction.

                                                            EXHIBIT 23(h)(1)(h)


                        ADMINISTRATIVE SERVICES AGREEMENT



     Administrative Services Agreement (the "Agreement") dated December 12, 2000, by and between THE WORLD FUNDS, INC. (the "Fund"), a diversified, open-end management investment company, duly organized as a corporation in accordance with the laws of the State of Maryland, and COMMONWEALTH SHAREHOLDER SERVICES, INC. ("CSS"), a corporation duly organized as a corporation in accordance with the laws of the Commonwealth of Virginia.

      WITNESSETH THAT:

     WHEREAS, the Fund desires to appoint CSS as its Administrative Services Agent, for and on behalf of the Newby Fund series (the "Portfolio"), to perform certain recordkeeping and shareholder servicing functions required of a duly registered investment company to comply with certain provisions of federal, state and local law, rules and regulations, and, as is required, to assist the Fund in preparing and filing certain financial reports, and further to perform certain daily functions in connection with on-going operations of the Fund and the Portfolio, and provide ministerial services to implement the investment decisions of the Fund and the investment adviser of the Portfolio, xGENx, LLC (the "Adviser"); and

     WHEREAS, CSS is willing to perform such functions upon the terms and conditions herein set forth;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

     Section 1. CSS shall examine and review all records and documents of the Portfolio pertaining to its duties under this Agreement in order to determine and/or recommend how such records and documents shall be maintained.

     Section 2. CSS shall, as necessary for such purposes, advise the Fund and its agents of the information which is deemed to be "necessary" for the performance of its duties under this Agreement, and upon receipt of necessary information and Written or Oral Instructions from the Fund, shall maintain and keep current such shareholder relations records.

     Unless the information necessary to perform the above functions is furnished in writing to CSS by the Fund or its agents (such as Custodians, Transfer Agents, etc.), CSS shall incur no liability and the Fund shall indemnify and hold harmless CSS from and against any liability arising from any discrepancy in the information received by CSS and used in the performance by CSS of its duties.

     It shall be the responsibility of the Fund to furnish CSS with the net asset value per share, declaration, record and payment dates and amounts of any dividends or income and any other special actions required concerning each of its securities.

     CSS shall maintain such shareholder records above mentioned as required by regulation and as agreed upon between the Fund and CSS.

     Section 3. The Fund shall confirm to the Fund's transfer agent all purchases and redemptions of shares of the Portfolio effected through the Fund or its distributor, as and when such orders are accepted by the Fund or an authorized agent of the Fund designated for that purpose. CSS shall receive from the Fund's transfer agent daily reports of share purchases, redemptions, and total shares outstanding, and shall be accountable for the information contained in such reports of purchases and redemptions when received. It is agreed by the parties that the net asset value per share of the Fund will be calculated in accordance with Rule 22c-1 under the Investment Company Act of 1940 and as otherwise directed by the Board of Directors of the Fund.

     CSS shall reconcile its records of outstanding shares and shareholder accounts with the Fund's transfer agent periodically, and not less frequently than monthly.

     Section 4. CSS shall provide assistance to the Fund in the servicing of shareholder accounts, which may include telephone and written conversations, assistance in redemptions, exchanges, transfers and opening accounts as may be required from time to time. CSS shall, in addition, provide such additional administrative non-advisory management services as CSS and the Fund may from time to time agree.

     Section 5. The accounts and records maintained by CSS shall be the property of the Fund, and shall be made available to the Fund, within a reasonable period of time, upon demand. CSS shall assist the Fund's independent auditors, or any other person authorized by the Fund or, upon demand, any regulatory body as authorized by law or regulation, in any requested review of the Fund's accounts and records but shall be reimbursed for all reasonable and documented expenses and employee time invested in any such review outside of routine and normal periodic reviews. Upon receipt from the Fund of any necessary information, CSS shall assist the Fund in organizing necessary data for the Fund's completion of any necessary tax returns, questionnaires, periodic reports to shareholders and such other reports and information requests as the Fund and CSS shall agree upon from time to time.

     Section 6. CSS and the Fund may from time to time adopt procedures they agree upon, and, absent knowledge to the contrary, CSS may conclusively assume that any procedure approved by the Fund or directed by the Fund, does not conflict with or violate any requirements of Fund's Prospectuses, Articles of Incorporation, By-Laws, registration statements, orders, or any rule or regulation of any regulatory body or governmental agency. The Fund (acting through its officers or other agents) shall be responsible for notifying CSS of any changes in regulations or rules which might necessitate changes in the Fund's procedures.

     Section 7. CSS may rely upon the advice of the Fund and upon statements of the Fund's lawyers, accountants and other persons believed by it in good faith to be expert in matters upon which they are consulted, and CSS shall not be liable for any actions taken in good faith upon such statements.

     Section 8. CSS shall not be liable for any actions taken in good faith reliance upon any authorized Oral Instructions, any Written Instructions, and certified copy of any resolution of the Board of Directors of the Fund or any other document reasonably believed by CSS to be genuine and to have been executed or signed by the proper person or persons.

     CSS shall not be held to have notice of any change of authority of any officer, employee or agent of the Fund until receipt of notification thereof by the Fund.

     The Fund shall indemnify and hold CSS harmless from any and all expenses, damages, claims, suits, liabilities, actions, demands and losses whatsoever arising out of or in connection with any error, omission, inaccuracy or other deficiency of any information provided to CSS by the Fund, or the failure of the Fund to provide any information needed by CSS knowledgeably to perform its functions hereunder. Also, the Fund shall indemnify and hold harmless CSS from all claims and liabilities (including reasonable documented expenses for legal counsel) incurred by or assessed against CSS in connection with the performance of this Agreement, except such as may arise from CSS's own negligent action, omission or willful misconduct; provided, however, that before confessing any claim against it, CSS shall give the Fund reasonable opportunity to defend against such claim in the name of the Fund or CSS or both.

     Section 9. The Fund agrees to pay CSS compensation for its services and to reimburse it for expenses, as set forth in the Schedule attached hereto, or as shall be set forth in amendments to such schedule approved by the Fund's Board of Directors and CSS.

     Section 10. Except as required by laws and regulations governing investment companies, nothing contained in this Agreement is intended to or shall require CSS, in any capacity hereunder, to perform any functions or duties on any holiday or other day of special observance on which CSS is closed. Functions or duties normally scheduled to be performed on such days shall be performed on, and as of, the next business day on which both the Fund and CSS are open. CSS will be open for business on days when the Fund is open for business and/or as otherwise set forth in the Fund's Prospectuses and Statements of Additional Information.

     Section 11. Either the Fund or CSS may give written notice to the other of the termination of this Agreement, such termination to take effect at the time specified in the notice, which time shall be not less than 90 days from the giving of such notice. Such termination shall be without penalty.

     Section 12. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address, except that Oral Instructions may be given if authorized by the Board of the Fund and preceded by a certificate from the Fund's secretary so attesting.

Notices to the Fund shall be directed to:

           1500 Forest Ave.
           Suite 223
           Richmond, VA 23229

Notices to CSS shall be directed to:

           1500 Forest Ave.
           Suite 223
           Richmond, VA 23229

     Section 13. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

     Section 14. This Agreement shall extend to and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Fund without the written consent of CSS, or by CSS without the written consent of the Fund, authorized or approved by a resolution of its Board of Directors.

     Section 15. For purposes of this Agreement, the terms Oral Instructions and Written Instructions shall mean:

     Oral Instructions: The term Oral Instruction shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to CSS in person or by telephone, telegram, telecopy, or other mechanical or documentary means lacking a signature, by a person or persons believed in good faith by CSS to be a person or persons authorized by a resolution of the Board of Directors of the Fund, to give Oral Instructions on behalf of the Fund.

     Written Instructions: The term Written Instruction shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to CSS in original writing containing original signatures or a copy of such document transmitted by telecopy including transmission of such signature believed in good faith by CSS to be the signature of a person authorized by a resolution of the Board of Directors of the Fund to give Written Instructions on behalf of the Fund.

     The Fund shall file with CSS a certified copy of each resolution of its Board of Directors authorizing execution of Written Instructions or the transmittal of Oral Instructions as provided above.

     Section 16. This Agreement shall be governed by the laws of the State of Maryland.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the day and year first above written.


                                          THE WORLD FUNDS, INC.


                                          By: /s/ John Pasco, III
                                          -----------------------
                                              John Pasco, III
                                              Chairman

                                          COMMONWEALTH SHAREHOLDER SERVICES,INC.


                                          By: /s/ John Pasco, III
                                              --------------------
                                                 John Pasco, III
                                                 President

                                  SCHEDULE A TO

                        ADMINISTRATIVE SERVICES AGREEMENT

                                 BY AND BETWEEN

                           THE WORLD FUNDS, INC. AND

                    COMMONWEALTH SHAREHOLDER SERVICES, INC.

                                     FOR THE

                                   Newby Fund


     Pursuant to Section 9 of the Administrative Services Agreement, dated December 12, 2000, by and between The World Funds, Inc. (the "Fund"), and Commonwealth Shareholder Services, Inc. ("CSS"), Newby Fund series of the Fund shall pay CSS a fee calculated and paid monthly as follows:


A. For the performance of Blue Sky matters, CSS shall be paid at the rate of $30 per hour of actual time used.

B. For shareholder servicing, CSS shall be paid at the rate of $30 per hour of actual time used.

C. For all other administration, CSS shall be paid a fee at the rate of 0.20% on the first $50 million per annum of the average daily net assets; and 0.15% per annum of the average daily net assets in excess of $50 million of Newby Fund series of the Fund, payable monthly, with a minimum fee of $30,000.

D. In addition to the foregoing, the Fund shall reimburse CSS, from the assets of the Portfolio, for the Portfolio's proportionate share of general expenses incurred for the Fund and for all expenses incurred by the Portfolio individually. Such out-of-pocket expenses shall include, but not be limited to: documented fees and costs of obtaining advice of counsel or accountants in connection with its services to the Fund; postage; long distance telephone; special forms required by the Fund; any travel which may be required in the performance of its duties to the Fund; and any other extraordinary expenses it may incur in connection with its services to the Fund.

                                                            EXHIBIT 23(h)(4)(e)






                          EXPENSE LIMITATION AGREEMENT

                             THE WORLD FUNDS, INC.


      This EXPENSE LIMITATIONAGREEMENT, effective as of December 12, 2000 is by and between First Dominion Capital Corp. (the "Distributor") and The
World Funds, Inc. (the "Fund"), on behalf of the Newby Fund Service Class Shares (the "Portfolio").

     WHEREAS the Fund is a corporation organized under the Maryland General Corporations Law, and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management company of the series type (the Portfolio being a series of the Fund); and

     WHEREAS the Fund and the Distributor have determined that it is appropriate and in the best interests of the Portfolio and its shareholders to maintain the expenses of the Portfolio at a level below the level to which the Portfolio might otherwise be subject;

     NOW, THEREFORE, the parties to this Agreement acknowledge and agree to the following:

1.    Expense Limitation

     1.1 Operating Expense Limit. The maximum Operating Expense Limit until ----------------------- January 1, 2002 with respect to the Portfolio is 2.49% of the average daily net assets of the Portfolio.

     1.2 Applicable Expense Limit. To the extent that the aggregate ------------------------ expenses incurred by the Portfolio in the first fiscal year (referred to as "Portfolio Operating Expenses") exceed the Operating Expense Limit, the excess amount ("Excess Amount") will be the liability of the Distributor. Portfolio Operating expenses do not include interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business.

     1.3 Method of Computation. To determine the Distributor's liability with respect to the Excess Amount, each month the Portfolio Operating Expenses for the Portfolio will be annualized as of the last day of the month. If the annualized Portfolio Operating expenses of the Portfolio exceed the Operating Expense Limit of the Portfolio for the month, the Distributor will remit to the Portfolio an amount sufficient to reduce the annualized Portfolio Operating Expenses Limit.

     1.4 Year-End Adjustment. If necessary, on or before the last day of the first month of the first fiscal year, an annual adjustment payment will be made by the appropriate party in order that the amount of the 12b-1 fees waived by the Distributor, as well as other payments remitted by the Distributor to the Portfolio with respect to adjustments made to the Portfolio Operating Expenses, shall equal the Excess Amount for the entire fiscal year.

     2. Reimbursement of Fee Waivers and Expense Reimbursements

     2.1 Reimbursement. If during any quarter in which the Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the quarter are less than the Operating Expense Limit for that quarter, the Distributor will be entitled to reimbursement of 12b-1 fees waived or amounts remitted by the Distributor to the Portfolio pursuant to Section 1 of this Agreement. The total amount of reimbursement recoverable by the Distributor (the "Reimbursement Amount") is the sum of all fees previously waived or remitted by the Distributor to the Fund during any of the previous three (3) years, less any reimbursement previously paid by the Fund with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement will be authorized by the Board of Directors.

     2.2  Board  Approval.   No  Reimbursement   Amount  will  be  paid  to  the
-------------- Adviser in any fiscal quarter unless the Fund's Board of Directors has determined that a reimbursement is in the best interest of the Portfolio and its shareholders. The Fund's Board of Directors will determine quarterly in advance whether any Reimbursement Amount may be paid to the Adviser during the quarter.

3.    Term and Termination of Agreement.
      ---------------------------------

     This Agreement will continue in effect until January 1, 2002 and from year to year thereafter provided that each continuance is specifically approved by a majority of the Directors of the Fund who (i) are not "interested persons" of the Fund or any other party to this Agreement, as defined in the 1940 Act, and
(ii) have no direct or  indirect  financial  interest in the  operation  of this
Agreement ("Independent Directors"). Nevertheless, this Agreement may be terminated by either party to the Agreement, without payment of any penalty, upon ninety (90) days prior written notice to the other party at its principal place of business. Action to terminate the Agreement must be authorized by resolution of a majority of the Independent Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

4.    Miscellaneous.
      -------------

     4.1 Captions. The captions in this Agreement are included for -------- convenience of reference only and do not define or delineate any of the provisions of the Agreement, or otherwise affect their construction or effect.

     4.2 Interpretation. Nothing in this Agreement requires the Fund or the -------------- Portfolio to take any action contrary to the Fund's Articles of Incorporation, Bylaws, or any applicable statutory or regulatory requirement to which the Fund or Portfolio are subject, nor does this Agreement relieve or deprive the Fund's Board of Directors of its responsibility for and control of the conduct of the affairs of the Fund or the Portfolio.

     4.3 Definitions. Any questions of interpretation of any term or provision ----------- of this Agreement has the same meaning and is to be resolved by reference to, the 1940 Act and the Agreement between the parties.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective duly authorized officers, and have caused their respective corporate seals to be affixed to this Agreement as of the day and year first above written.

                     THE WORLD FUNDS, INC.


                     By: /s/ John Pasco, III
                     -----------------------
                          John Pasco, III
                          Chairman


                     FIRST DOMINION CAPITAL CORP.


                     By:  /s/ John Pasco, III
                     ------------------------
                          John Pasco, III
                          President

                                                            EXHIBIT 23(h)(4)(f)



                          EXPENSE LIMITATION AGREEMENT

                             THE WORLD FUNDS, INC.


     This EXPENSE LIMITATION AGREEMENT, effective as of December 1, 2001 is by and between Commonwealth Capital Management, LLC (the "Adviser") and The World Funds, Inc. (the "Fund"), on behalf of the Newby Fund series of the Fund (the "Portfolio").

     WHEREAS the Fund is a corporation organized under the Maryland General Corporations Law, and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management company of the series type (the Portfolio being a series of the Fund); and

     WHEREAS the Fund and the Adviser have entered into an Advisory Agreement, as amended ("Advisory Agreement"), pursuant to which the Adviser provides Advisory services to the Portfolio for compensation based on the value of the average daily net assets of the Portfolio; and

     WHEREAS the Fund and the Adviser have determined that it is appropriate and in the best interests of the Portfolio and its shareholders to maintain the expenses of the Portfolio at a level below the level to which the Portfolio might otherwise be subject;

     NOW, THEREFORE, the parties to this Agreement acknowledge and agree to the following:

2.    Expense Limitation

     1.1 Operating Expense Limit. The maximum Operating Expense Limit in ----------------------- any year with respect to the Investor Class shares is 2.00% of the average daily net assets of the Portfolio and 2.75% of the average daily net assets of the Portfolio for Service Class shares.

     1.2 Applicable Expense Limit. To the extent that the aggregate ------------------------ expenses incurred by the Portfolio in any fiscal year (referred to as "Portfolio Operating Expenses") exceed the Operating Expense Limit, the excess amount ("Excess Amount") will be the liability of the Adviser. Portfolio Operating Expenses may include, but are not limited to, Advisory fees of the Adviser. Portfolio Operating expenses do not include interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business.

     1.3 Method of Computation. To determine the Adviser's liability with --------------------- respect to the Excess Amount, each month the Portfolio Operating Expenses for the Portfolio will be annualized as of the last day of the month. If the annualized Portfolio Operating expenses of the Portfolio exceed the Operating Expense Limit of the Portfolio for the month, the Adviser will remit to the Portfolio an amount sufficient to reduce the annualized Portfolio Operating Expenses Limit.

     1.4 Year-End Adjustment. If necessary, on or before the last day of ------------------- the first month of each fiscal year, an annual adjustment payment will be made by the appropriate party in order that the amount of the advisory fees waived or reduced by the Adviser, as well as other payments remitted by the Adviser to the Portfolio with respect to adjustments made to the Portfolio Operating Expenses for the previous fiscal year, shall equal the Excess Amount for the entire fiscal year.

2.    Reimbursement of Fee Waivers and Expense Reimbursements

     2.1 Reimbursement. If during any quarter in which the Advisory Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the quarter are less than the Operating Expense Limit for that quarter, the Adviser will be entitled to reimbursement of fees waived or remitted by the Adviser to the Portfolio pursuant to Section 1 of this Agreement. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or remitted by the Adviser to the Portfolio during any of the previous three (3) years, pursuant to Section 1of this Agreement, less any reimbursement previously paid by a Portfolio to the Adviser with respect to any waivers, reductions, and payments made with respect to a Portfolio; provided, that the amount payable to the Adviser pursuant to this Section 2.1 is limited to not more than the difference between the Operating Expense Limit for the quarter and the actual Portfolio Operating Expenses for that quarter. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount.

     2.2  Board  Approval.   No  Reimbursement   Amount  will  be  paid  to  the
-------------- Adviser in any fiscal quarter unless the Fund's Board of Directors has determined that a reimbursement is in the best interest of the Portfolio and its shareholders. The Fund's Board of Directors will determine quarterly in advance whether any Reimbursement Amount may be paid to the Adviser during the quarter.

3.    Term and Termination of Agreement.
      ---------------------------------

     This Agreement will continue in effect until November 30, 2002 and from year to year thereafter provided that each continuance is specifically approved by a majority of the Directors of the Fund who (i) are not "interested persons" of the Fund or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Agreement ("Independent Directors"). Nevertheless, this Agreement may be terminated by either party to the Agreement, without payment of any penalty, upon ninety (90) days prior written notice to the other party at its principal place of business. Action to terminate the Agreement must be authorized by resolution of a majority of the Independent Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

5.    Miscellaneous.
      -------------

     4.1 Captions. The captions in this Agreement are included for convenience of reference only and do not define or delineate any of the provisions of the Agreement, or otherwise affect their construction or effect.

     5.2 Interpretation. Nothing in this Agreement requires the Fund or the -------------- Portfolio to take any action contrary to the Fund's Articles of Incorporation, Bylaws, or any applicable statutory or regulatory requirement to which the Fund or Portfolio are subject, nor does this Agreement relieve or deprive the Fund's Board of Directors of its responsibility for and control of the conduct of the affairs of the Fund or the Portfolio.

     5.3 Definitions. Any questions of interpretation of any term or provision ----------- of this Agreement has the same meaning and is to be resolved by reference to, the 1940 Act and the Advisory Agreement between the parties.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective duly authorized officers, and have caused their respective corporate seals to be affixed to this Agreement as of the day and year first above written.

                     THE WORLD FUNDS, INC.


                     By:  /s/ John Pasco, III
                     ------------------------
                          John Pasco, III
                          Chairman


                      COMMONWEALTH CAPITAL MANAGEMENT, LLC



                     By:  /s/ John Pasco, III
                     ------------------------
                          John Pasco, III
                          Chairman

                                                               EXHIBIT 23(j)(1)




CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



     We consent to the use of our report dated January 18, 2002 on the financial statements and financial highlights of The Newby Fund, a series of shares of The World Funds, Inc. Such financial statements and financial highlights appear in the 2001 Annual Report to Shareholders which is incorporated by reference in the Statement of Additional Information filed in the Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A of The World Funds, Inc. We also consent to the references to our firm in the Registration Statement and Prospectus.






                               /s/ Tait, Weller & Baker


Philadelphia, Pennsylvania
February 6, 2002

                                                               EXHIBIT 23(j)(2)



                               CONSENT OF COUNSEL

     We hereby consent to the use and incorporation by reference in Post-Effective Amendment No. 21 of our firm's opinion and consent of counsel which was filed as Exhibit EX-99.i. to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A under the Investment Company Act of 1940, as amended, of The World Funds, Inc.





                                    GREENBERG TRAURIG, LLP


                                    /s/ Steven M. Felsenstein
                                    -------------------------
                                    Steven M. Felsenstein, a Shareholder


Philadelphia, Pennsylvania
February 7, 2002